Exhibit 99.1
Forest City Enterprises, Inc.
Supplemental Package
Three and Nine Months Ended October 31, 2010 and 2009

Forest City Enterprises, Inc. and Subsidiaries
Three and Nine Months Ended October 31, 2010 and 2009
Supplemental Package
NYSE: FCEA, FCEB
Index

Corporate Overview	2-3

Selected Financial Information
Forest City Enterprises, Inc.
Consolidated Balance Sheet Information	4-7
Consolidated Earnings Information	8-11

Supplemental Operating Information
Occupancy Data	12
Comparable Net Operating Income (NOI)	13
Comparable NOI Detail	14-15
NOI By Product Type	16
NOI By Core Market	17
Reconciliation of NOI to Net Earnings (Loss)	18-19
Results of Operations Discussion	20-23
EBDT Bridge	24-25
Reconciliation of Net Earnings (Loss) to EBDT	26-27
Schedules of Lease Expirations	28-29
Schedules of Significant Tenants	30-31
Openings and Acquisitions	32
Projects Under Construction	33-34
Projects Under Development	35
Military Housing	36
Land Held for Development or Sale	37

Supplemental Financial Information
Projects under Construction and Development Debt and Non-Recourse Debt	38
Scheduled Maturities Table	39-40
Upcoming Maturities Summary	41
Investments in and Advances to Affiliates	42-45
Summary of EBDT	46-57

This Supplemental Package, together with other statements and information publicly disseminated by us, contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements reflect management’s current views with respect to financial results related to future events and are based on assumptions and expectations that may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial or otherwise, may differ from the results discussed in the forward-looking statements. Risk factors discussed in Item 1A of our Form 10-K for the year ended January 31, 2010 and other factors that might cause differences, some of which could be material, include, but are not limited to, the impact of current lending and capital market conditions on our liquidity, ability to finance or refinance projects and repay our debt, the impact of the current economic environment on the ownership, development and management of our real estate portfolio, general real estate investment and development risks, vacancies in our properties, further downturns in the housing market, competition, illiquidity of real estate investments, bankruptcy or defaults of tenants, anchor store consolidations or closings, international activities, the impact of terrorist acts, risks associated with an investment in a professional sports team, our substantial debt leverage and the ability to obtain and service debt, the impact of restrictions imposed by our credit facility and senior debt, exposure to hedging agreements, the level and volatility of interest rates, the continued availability of tax-exempt government financing, the impact of credit rating downgrades, effects of uninsured or underinsured losses, environmental liabilities, conflicts of interest, risks associated with the sale of tax credits, risks associated with developing and managing properties in partnership with others, the ability to maintain effective internal controls, compliance with governmental regulations, increased legislative and regulatory scrutiny of the financial services industry, volatility in the market price of our publicly traded securities, litigation risks, as well as other risks listed from time to time in our reports filed with the Securities and Exchange Commission. We have no obligation to revise or update any forward-looking statements, other than imposed by law, as a result of future events or new information. Readers are cautioned not to place undue reliance on such forward-looking statements.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial and Operating Information
Corporate Overview
We principally engage in the ownership, development, management and acquisition of commercial and residential real estate and land throughout the United States. We operate through three strategic business units and five reportable segments. The Commercial Group, our largest strategic business unit, owns, develops, acquires and operates regional malls, specialty/urban retail centers, office and life science buildings, hotels and mixed-use projects. The Residential Group owns, develops, acquires and operates residential rental properties, including upscale and middle-market apartments and adaptive re-use developments. Additionally, the Residential Group develops for-sale condominium projects and also owns interests in entities that develop and manage military family housing. The Land Development Group acquires and sells both land and developed lots to residential, commercial and industrial customers. It also owns and develops land into master-planned communities and mixed-use projects. Real Estate Groups are the combined Commercial, Residential and Land Development Groups. Corporate Activities and the Nets, a member of the National Basketball Association (“NBA”) in which we account for our investment on the equity method of accounting, are other reportable segments of the Company.
We have approximately $11.8 billion of assets in 27 states and the District of Columbia at October 31, 2010. Our core markets include Boston, the state of California, Chicago, Denver, New York City/Philadelphia metropolitan area and the Greater Washington, D.C./Baltimore metropolitan area. Our core markets account for approximately 77 percent of the cost of our real estate portfolio at October 31, 2010. We have offices in Albuquerque, Boston, Chicago, Denver, London (England), Los Angeles, New York City, San Francisco, Washington, D.C. and our corporate headquarters in Cleveland, Ohio.
SUPPLEMENTAL FINANCIAL AND OPERATING INFORMATION
We recommend that this supplemental package be read in conjunction with our Form 10-Q for the three and nine months ended October 31, 2010. This supplemental package contains certain measures prepared in accordance with generally accepted accounting principles (“GAAP”) under the full consolidation accounting method and certain measures prepared under the pro-rata consolidation method, a non-GAAP measure. Along with net earnings, we use an additional measure, Earnings Before Depreciation, Amortization and Deferred Taxes (“EBDT”), to report operating results. EBDT is a non-GAAP measure and may not be directly comparable to similarly-titled measures reported by other companies. The non-GAAP financial measures presented under the pro-rata consolidation method, comparable net operating income (“NOI”) and EBDT, provide supplemental information about our operations. Although these measures are not presented in accordance with GAAP, we believe they are necessary to understand our business and operating results, along with net earnings and other GAAP measures. Our investors can use these non-GAAP measures as supplementary information to evaluate our business. Our non-GAAP measures are not intended to be performance measures that should be regarded as alternatives to, or more meaningful than, our GAAP measures.
Consolidation Methods
We present certain financial amounts under the pro-rata consolidation method because we believe this information is useful to investors as this method reflects the manner in which we operate our business. In line with industry practice, we have made a large number of investments in which our economic ownership is less than 100% as a means of procuring opportunities and sharing risk. Under the pro-rata consolidation method, we generally present our investments proportionate to our economic share of ownership. Under GAAP, the full consolidation method is used to report partnership assets and liabilities consolidated at 100% if deemed to be under our control or if we are deemed to be the primary beneficiary of the variable interest entity (“VIE”), even if our ownership is not 100%. Effective February 1, 2010, we adopted new accounting guidance on consolidation of VIEs that changes the approach on evaluating VIEs for consolidation. The impact of the new GAAP guidance was to consolidate one previously unconsolidated entity and deconsolidate a total of nine previously consolidated entities. The new guidance does not impact pro-rata consolidation. We provide reconciliations from the full consolidation method to the pro-rata consolidation method throughout our supplemental package. Please refer to our property listing for the detail of our consolidated and non-consolidated properties in our supplemental package for the year ended January 31, 2010 on pages 58-68.
EBDT
We believe that EBDT, along with net earnings, provides additional information about our core operations. While property dispositions, acquisitions or other factors can affect net earnings in the short-term, we believe EBDT presents a more consistent view of the overall financial performance of our business from period-to-period. EBDT is used by the chief operating decision maker and management to assess performance and resource allocations by strategic business unit and on a consolidated basis. EBDT is similar to Funds From Operations, a measure of performance used by publicly traded Real Estate Investment Trusts, but may not be directly comparable to similarly titled measures reported by other companies. For additional discussion of EBDT as well as a reconciliation of net earnings (loss) to EBDT see pages 22-27.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial and Operating Information
Supplemental Operating Information
The operating information contained in this document includes: occupancy data, comparable NOI, NOI by product type and core market, reconciliation of NOI to net earnings (loss), results of operations discussion, EBDT bridge, reconciliation of net earnings (loss) to EBDT, retail and office lease expirations, significant retail and office tenants, our development pipeline, and land held for development or sale. We believe this information will give interested parties a better understanding and more information about our operating performance. The term “comparable,” which is used throughout this document, is generally defined as including properties that were open and operated in both the three and nine months ended October 31, 2010 and 2009.
Comparable NOI is useful because it measures the performance of the same properties on a period-to-period basis and, along with EBDT (as discussed on pages 22-23), is used to assess operating performance and resource allocation of our strategic business units. While property dispositions, acquisitions or other factors can impact net earnings in the short term, we believe comparable NOI gives a more consistent view of our overall performance from quarter-to-quarter and year-to-year. A reconciliation of NOI to net earnings (loss), the most comparable financial measure calculated in accordance with GAAP and a reconciliation of NOI to net earnings (loss) for each strategic business unit are provided on pages 18-19 and 46-57 of this document. A reconciliation from NOI to comparable NOI can be found on pages 14-15.
Corporate Headquarters
Forest City Enterprises, Inc.
Terminal Tower
50 Public Square, Suite 1100
Cleveland, Ohio 44113
Annual Report on Form 10-K
A copy of the Annual Report on Form 10-K as filed with the Securities and Exchange Commission for the fiscal year ended January 31, 2010, as amended on Form 10-K/A filed April 28, 2010 and September 17, 2010 can be found on our website under SEC Filings or may be obtained without charge upon written request to:
Thomas T. Kmiecik
Assistant Treasurer
tomkmiecik@forestcity.net
Website
www.forestcity.net
The information contained on this website is not incorporated herein by reference and does not constitute a part of this supplemental package.
Investor Relations
Robert G. O’Brien
Executive Vice President and Chief Financial Officer
Transfer Agent and Registrar
Wells Fargo
Shareowner Services
P.O. Box 64854
St. Paul, MN 55164-9440
(800) 468-9716
www.shareowneronline.com
Stock Exchange Listing
NYSE: FCEA and FCEB
Dividend Reinvestment and Stock Purchase Plan
We offer our shareholders the opportunity to purchase additional shares of common stock through the Forest City Enterprises, Inc. Dividend Reinvestment and Stock Purchase Plan (the “Plan”) at 97% of current market value. You may obtain a copy of the Plan prospectus and an enrollment card by contacting Wells Fargo Shareowner Services at (800) 468-9716 or by visiting www.shareowneronline.com.

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Forest City Enterprises, Inc. and Subsidiaries
Selected Financial Information
As discussed earlier, we present certain financial amounts under the pro-rata consolidation method (a non-GAAP measure). This information is useful to our investors because we believe that it more accurately reflects the manner in which we operate our business. This is because, in line with industry practice, we have a large number of investments in which our economic ownership is less than 100% as a means of procuring opportunities and sharing risk. The tables below present amounts for both full consolidation, a GAAP measure, and pro-rata consolidation, providing a reconciliation of the difference between the two methods. Under the pro-rata consolidation method, we present our partnership investments proportionate to our share of ownership for each line item of our consolidated financial statements. Under full consolidation, partnership assets and liabilities are reported as consolidated at 100% if deemed to be under our control or if we are deemed to be the primary beneficiary for our investments in a VIE. Partnership assets and liabilities are reported on the equity or cost method of accounting if we do not have control, or, in the case of investments in VIEs, we are not deemed the primary beneficiary.
Consolidated Balance Sheet Information – October 31, 2010 (Unaudited)

			Plus
	Full	Less	Unconsolidated	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)
	(in thousands)

Assets
Real Estate
Completed rental properties
Residential	$1,637,987	$24,248	$821,842	$2,435,581
Commercial
Retail centers	3,291,208	113,200	734,896	3,912,904
Office and other buildings	3,297,471	252,021	379,894	3,425,344
Corporate and other equipment	9,752	-	1	9,753

Total completed rental properties	8,236,418	389,469	1,936,633	9,783,582

Projects under construction
Residential	732,506	203,472	6,825	535,859
Commercial
Retail centers	677,348	534	35,047	711,861
Office and other buildings	287,225	190,150	746	97,821

Total projects under construction	1,697,079	394,156	42,618	1,345,541
Projects under development
Residential	668,970	212,271	6,118	462,817
Commercial
Retail centers	20,804	99	10,930	31,635
Office and other buildings	229,712	55,189	7,328	181,851

Total projects under development	919,486	267,559	24,376	676,303

Total projects under construction and development	2,616,565	661,715	66,994	2,021,844
Land held for development or sale	229,450	12,626	113,172	329,996

Total Real Estate	11,082,433	1,063,810	2,116,799	12,135,422
Less accumulated depreciation	(1,575,361)	(61,308)	(411,889)	(1,925,942)

Real Estate, net	9,507,072	1,002,502	1,704,910	10,209,480

Cash and equivalents	190,240	17,184	48,608	221,664
Restricted cash and escrowed funds	781,214	277,765	79,914	583,363
Notes and accounts receivable, net	385,020	18,341	90,280	456,959
Investments in and advances to affiliates	166,943	(241,598)	(140,226)	268,315
Lease and mortgage procurement costs, net	374,336	31,394	32,967	375,909
Prepaid expenses and other deferred costs, net	238,674	36,184	39,310	241,800
Intangible assets, net	154,118	-	1,293	155,411

Total Assets	$11,797,617	$1,141,772	$1,857,056	$12,512,901

Forest City Enterprises, Inc. and Subsidiaries
Selected Financial Information
Consolidated Balance Sheet Information – October 31, 2010 (Unaudited)

			Plus
	Full	Less	Unconsolidated	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)
	(in thousands)
Liabilities and Equity

Liabilities

Mortgage debt and notes payable, nonrecourse

Completed rental properties

Residential	$1,057,308	$16,483	$672,566	$1,713,391

Commercial

Retail centers	2,468,499	119,807	624,792	2,973,484

Office and other buildings	2,356,959	216,808	304,407	2,444,558

Total completed rental properties	5,882,766	353,098	1,601,765	7,131,433

Projects under construction

Residential	717,700	203,680	38,619	552,639

Commercial

Retail centers	372,138	-	-	372,138

Office and other buildings	93,291	68,284	-	25,007

Total projects under construction	1,183,129	271,964	38,619	949,784

Projects under development

Residential	155,003	61,760	-	93,243

Commercial

Retail centers	-	-	-	-

Office and other buildings	42,500	17,000	2,887	28,387

Total projects under development	197,503	78,760	2,887	121,630

Total projects under construction and development	1,380,632	350,724	41,506	1,071,414

Land held for development or sale	60,331	4,300	51,267	107,298

Total Mortgage debt and notes payable, nonrecourse	7,323,729	708,122	1,694,538	8,310,145

Bank revolving credit facility	125,602	-	-	125,602

Senior and subordinated debt	883,245	-	-	883,245

Construction payables	179,774	36,056	5,229	148,947

Accounts payable and accrued expenses	706,689	35,780	137,212	808,121

Accrued derivative liability	188,531	4,433	20,077	204,175

Deferred income taxes	478,139	-	-	478,139

Total Liabilities	9,885,709	784,391	1,857,056	10,958,374

Redeemable Noncontrolling Interest	225,502	225,502	-	-

Equity

Shareholders’ Equity

Shareholders’ equity before accumulated other comprehensive loss	1,487,107	-	-	1,487,107

Accumulated other comprehensive loss	(118,601)	-	-	(118,601)

Total Shareholders’ Equity	1,368,506	-	-	1,368,506

Noncontrolling interest	317,900	131,879	-	186,021

Total Equity	1,686,406	131,879	-	1,554,527

Total Liabilities and Equity	$11,797,617	$1,141,772	$1,857,056	$12,512,901

Forest City Enterprises, Inc. and Subsidiaries
Selected Financial Information
Consolidated Balance Sheet Information – January 31, 2010 (Unaudited)

			Plus

	Full	Less	Unconsolidated	Pro-Rata

	Consolidation	Noncontrolling	Investments at	Consolidation

	(GAAP)	Interest	Pro-Rata	(Non-GAAP)

	(in thousands)

Assets

Real Estate

Completed rental properties

Residential	$1,740,394	$41,236	$688,409	$2,387,567

Commercial

Retail centers	3,359,953	120,351	472,914	3,712,516

Office and other buildings	3,369,719	129,484	207,127	3,447,362

Corporate and other equipment	9,736	-	1	9,737

Total completed rental properties	8,479,802	291,071	1,368,451	9,557,182

Projects under construction

Residential	787,203	176,467	8,307	619,043

Commercial

Retail centers	782,902	67,826	203,009	918,085

Office and other buildings	263,457	132,156	66,059	197,360

Total projects under construction	1,833,562	376,449	277,375	1,734,488

Projects under development

Residential	562,781	167,290	7,965	403,456

Commercial

Retail centers	21,016	101	10,868	31,783

Office and other buildings	223,811	56,279	9,212	176,744

Total projects under development	807,608	223,670	28,045	611,983

Total projects under construction and development	2,641,170	600,119	305,420	2,346,471

Land held for development or sale	219,807	11,674	116,863	324,996

Total Real Estate	11,340,779	902,864	1,790,734	12,228,649

Less accumulated depreciation	(1,593,658)	(57,756)	(326,169)	(1,862,071)

Real Estate, net	9,747,121	845,108	1,464,565	10,366,578

Cash and equivalents	251,405	6,681	30,280	275,004

Restricted cash and escrowed funds	427,921	90,951	68,406	405,376

Notes and accounts receivable, net	388,536	22,173	71,203	437,566

Investments in and advances to affiliates	265,343	(159,978)	(65,246)	360,075

Lease and mortgage procurement costs, net	413,421	32,271	24,868	406,018

Prepaid expenses and other deferred costs, net	279,735	38,705	46,138	287,168

Intangible assets, net	143,229	-	1,310	144,539

Total Assets	$11,916,711	$875,911	$1,641,524	$12,682,324

Forest City Enterprises, Inc. and Subsidiaries
Selected Financial Information
Consolidated Balance Sheet Information – January 31, 2010 (Unaudited)

			Plus

	Full	Less	Unconsolidated	Pro-Rata

	Consolidation	Noncontrolling	Investments at	Consolidation

	(GAAP)	Interest	Pro-Rata	(Non-GAAP)

	(in thousands)

Liabilities and Equity

Liabilities

Mortgage debt and notes payable, nonrecourse

Completed rental properties

Residential	$1,234,111	$33,596	$558,891	$1,759,406

Commercial

Retail centers	2,511,424	119,544	437,825	2,829,705

Office and other buildings	2,480,883	100,267	145,225	2,525,841

Total completed rental properties	6,226,418	253,407	1,141,941	7,114,952

Projects under construction

Residential	499,952	144,993	35,242	390,201

Commercial

Retail centers	440,450	40,090	178,935	579,295

Office and other buildings	190,990	101,058	1,574	91,506

Total projects under construction	1,131,392	286,141	215,751	1,061,002

Projects under development

Residential	148,747	61,353	-	87,394

Commercial

Retail centers	-	-	-	-

Office and other buildings	48,932	17,360	61,148	92,720

Total projects under development	197,679	78,713	61,148	180,114

Total projects under construction and development	1,329,071	364,854	276,899	1,241,116

Land held for development or sale	64,384	4,348	55,107	115,143

Total Mortgage debt and notes payable, nonrecourse	7,619,873	622,609	1,473,947	8,471,211

Bank revolving credit facility	83,516	-	-	83,516

Senior and subordinated debt	1,076,424	-	-	1,076,424

Construction payables	218,072	26,666	47,284	238,690

Accounts payable and accrued expenses	784,090	45,950	104,663	842,803

Accrued derivative liability	192,526	11,326	16,463	197,663

Deferred income taxes	437,370	-	-	437,370

Total Liabilities	10,411,871	706,551	1,642,357	11,347,677

Equity

Shareholders’ Equity

Shareholders’ equity before accumulated other comprehensive loss	1,235,892	-	-	1,235,892

Accumulated other comprehensive loss	(87,266)	-	-	(87,266)

Total Shareholders’ Equity	1,148,626	-	-	1,148,626

Noncontrolling interest	356,214	169,360	(833)	186,021

Total Equity	1,504,840	169,360	(833)	1,334,647

Total Liabilities and Equity	$11,916,711	$875,911	$1,641,524	$12,682,324

Forest City Enterprises, Inc. and Subsidiaries
Selected Financial Information
Consolidated Earnings Information – Three Months Ended October 31, 2010 (Unaudited)

			Plus

	Full	Less	Unconsolidated	Plus	Pro-Rata

	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation

	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

	(in thousands)

Revenues from real estate operations	$303,299	$17,788	$83,098	$311	$368,920

Expenses

Operating expenses	169,773	9,469	36,568	156	197,028

Depreciation and amortization	63,177	2,415	13,322	20	74,104

Impairment of real estate	39,896	1,526	21,564	-	59,934

	272,846	13,410	71,454	176	331,066

Interest expense	(78,403)	(4,990)	(19,838)	(52)	(93,303)

Amortization of mortgage procurement costs	(3,909)	(431)	(549)	(2)	(4,029)

Gain (loss) on early extinguishment of debt	2,460	247	(25)	-	2,188

Interest and other income	11,920	992	525	-	11,453

Net gain (loss) on disposition of rental properties	(2,257)	-	8,658	(1,428)	4,973

Earnings (loss) before income taxes	(39,736)	196	415	(1,347)	(40,864)

Income tax expense (benefit)

Current	(7,514)	-	-	(321)	(7,835)

Deferred	14,318	-	-	(317)	14,001

	6,804	-	-	(638)	6,166

Equity in earnings (loss), including impairment of unconsolidated entities	668	14	(415)	-	239

Earnings (loss) from continuing operations	(45,872)	210	-	(709)	(46,791)

Discontinued operations, net of tax:

Operating earnings from rental properties	49	-	-	(49)	-

Loss on disposition of rental properties	(758)	-	-	758	-

	(709)	-	-	709	-

Net earnings (loss)	(46,581)	210	-	-	(46,791)

Noncontrolling Interests

Earnings from continuing operations attributable to noncontrolling interests	(210)	(210)	-	-	-

Net loss attributable to Forest City Enterprises, Inc.	$(46,791)	$-	$-	$-	$(46,791)

Preferred dividends	(3,850)	-	-	-	(3,850)

Net loss attributable to Forest City Enterprises, Inc. common shareholders	$(50,641)	$-	$-	$-	$(50,641)

Forest City Enterprises, Inc. and Subsidiaries
Selected Financial Information
Consolidated Earnings Information – Nine Months Ended October 31, 2010 (Unaudited)

			Plus

	Full	Less	Unconsolidated	Plus	Pro-Rata

	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation

	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

	(in thousands)

Revenues from real estate operations	$891,898	$49,412	$236,733	$3,651	$1,082,870

Expenses

Operating expenses	507,333	26,938	130,011	2,221	612,627

Depreciation and amortization	185,637	6,764	37,835	770	217,478

Impairment of real estate	86,406	1,526	36,745	-	121,625

	779,376	35,228	204,591	2,991	951,730

Interest expense	(249,058)	(15,008)	(58,956)	(236)	(293,242)

Amortization of mortgage procurement costs	(10,146)	(1,092)	(1,700)	(39)	(10,793)

Gain (loss) on early extinguishment of debt	10,653	247	(25)	-	10,381

Interest and other income	34,967	2,024	15,285	4	48,232

Net gain on disposition of rental properties	202,878	-	7,828	565	211,271

Net gain on disposition of partial interests in other investment	55,112	23,675	-	-	31,437

Earnings (loss) before income taxes	156,928	24,030	(5,426)	954	128,426

Income tax expense (benefit)

Current	4,380	-	-	(541)	3,839

Deferred	57,484	-	-	916	58,400

	61,864	-	-	375	62,239

Equity in earnings (loss), including impairment of unconsolidated entities	(17,452)	(6,332)	5,426	-	(5,694)

Earnings from continuing operations	77,612	17,698	-	579	60,493

Discontinued operations, net of tax:

Operating earnings from rental properties	244	6	-	(238)	-

Gain on disposition of rental properties	4,552	4,211	-	(341)	-

	4,796	4,217	-	(579)	-

Net earnings	82,408	21,915	-	-	60,493

Noncontrolling Interests

Earnings from continuing operations attributable to noncontrolling interests	(17,698)	(17,698)	-	-	-

Earnings from discontinued operations attributable to noncontrolling interests	(4,217)	(4,217)	-	-	-

	(21,915)	(21,915)	-	-	-

Net earnings attributable to Forest City Enterprises, Inc.	$60,493	$-	$-	$-	$60,493

Preferred dividends	(7,957)	-	-	-	(7,957)

Net earnings attributable to Forest City Enterprises, Inc. common shareholders	$52,536	$-	$-	$-	$52,536

Forest City Enterprises, Inc. and Subsidiaries
Selected Financial Information
Consolidated Earnings Information – Three Months Ended October 31, 2009 (Unaudited)

			Plus

	Full	Less	Unconsolidated	Plus	Pro-Rata

	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation

	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

	(in thousands)

Revenues from real estate operations	$304,156	$12,370	$68,384	$3,555	$363,725

Expenses

Operating expenses	170,619	6,234	51,910	1,058	217,353

Depreciation and amortization	65,822	1,669	12,146	748	77,047

Impairment of real estate	549	-	13,200	9,775	23,524

	236,990	7,903	77,256	11,581	317,924

Interest expense	(87,727)	(4,027)	(17,121)	(633)	(101,454)

Amortization of mortgage procurement costs	(3,543)	(126)	(606)	(26)	(4,049)

Gain on early extinguishment of debt	28,902	-	1,874	-	30,776

Interest and other income	5,522	200	7,805	-	13,127

Gain on disposition of rental properties	-	-	4,498	-	4,498

Earnings (loss) before income taxes	10,320	514	(12,422)	(8,685)	(11,301)

Income tax expense (benefit)

Current	4,054	-	-	(3,082)	972

Deferred	(7,003)	-	-	(287)	(7,290)

	(2,949)	-	-	(3,369)	(6,318)

Equity in earnings (loss), including impairment of unconsolidated entities	(11,836)	(13)	12,422	-	599

Earnings (loss) from continuing operations	1,433	501	-	(5,316)	(4,384)

Discontinued operations, net of tax:

Operating earnings from rental properties	680	12	-	(668)	-

Impairment of real estate	(5,984)	-	-	5,984	-

	(5,304)	12	-	5,316	-

Net earnings (loss)	(3,871)	513	-	-	(4,384)

Noncontrolling Interests

Earnings from continuing operations attributable to noncontrolling interests	(501)	(501)	-	-	-

Earnings from discontinued operations attributable to noncontrolling interests	(12)	(12)	-	-	-

	(513)	(513)	-	-	-

Net loss attributable to Forest City Enterprises, Inc.	$(4,384)	$-	$-	$-	$(4,384)

Preferred dividends	-	-	-	-	-

Net loss attributable to Forest City Enterprises, Inc. common shareholders	$(4,384)	$-	$-	$-	$(4,384)

Forest City Enterprises, Inc. and Subsidiaries
Selected Financial Information
Consolidated Earnings Information – Nine Months Ended October 31, 2009 (Unaudited)

			Plus

	Full	Less	Unconsolidated	Plus	Pro-Rata

	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation

	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

	(in thousands)

Revenues from real estate operations	$927,027	$37,777	$232,120	$11,107	$1,132,477

Expenses

Operating expenses	528,818	17,455	187,980	3,489	702,832

Depreciation and amortization	197,945	3,354	43,562	3,003	241,156

Impairment of real estate	3,124	-	34,663	9,775	47,562

	729,887	20,809	266,205	16,267	991,550

Interest expense	(257,974)	(10,814)	(49,895)	(2,626)	(299,681)

Amortization of mortgage procurement costs	(10,585)	(448)	(1,889)	(109)	(12,135)

Gain on early extinguishment of debt	37,965	-	1,698	-	39,663

Interest and other income	23,924	543	33,566	-	56,947

Gain on disposition of rental properties	-	-	4,498	4,548	9,046

Earnings (loss) before income taxes	(9,530)	6,249	(46,107)	(3,347)	(65,233)

Income tax expense (benefit)

Current	(9,393)	-	-	704	(8,689)

Deferred	(16,642)	-	-	(2,002)	(18,644)

	(26,035)	-	-	(1,298)	(27,333)

Equity in earnings (loss), including impairment of unconsolidated entities	(45,140)	(81)	46,107	-	1,048

Earnings (loss) from continuing operations	(28,635)	6,168	-	(2,049)	(36,852)

Discontinued operations, net of tax:

Operating earnings from rental properties	1,182	31	-	(1,151)	-

Impairment of real estate	(5,984)	-	-	5,984	-

Gain on disposition of rental properties	2,784	-	-	(2,784)	-

	(2,018)	31	-	2,049	-

Net earnings (loss)	(30,653)	6,199	-	-	(36,852)

Noncontrolling Interests

Earnings from continuing operations attributable to noncontrolling interests	(6,168)	(6,168)	-	-	-

Earnings from discontinued operations attributable to noncontrolling interests	(31)	(31)	-	-	-

	(6,199)	(6,199)	-	-	-

Net loss attributable to Forest City Enterprises, Inc.	$(36,852)	$-	$-	$-	$(36,852)

Preferred dividends	-	-	-	-	-

Net loss attributable to Forest City Enterprises, Inc. common shareholders	$(36,852)	$-	$-	$-	$(36,852)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Occupancy Data - October 31, 2010 and 2009
Retail and office occupancy as of October 31, 2010 and 2009 is based on square feet leased at the end of the fiscal quarter. Average Occupancy Year-to-Date as of October 31, 2010 and 2009 for retail and office is calculated by dividing the sum of leased square feet at the beginning and end of the period by two. Residential occupancy as of October 31, 2010 and 2009 represents total units occupied divided by total units available. Average Occupancy as of October 31, 2010 and 2009 for residential is calculated by dividing gross potential rent less vacancy by gross potential rent. Average Daily Rate (“ADR”) is calculated by dividing revenue by the number of rooms sold for the nine months ended October 31, 2010 and 2009.
We analyze our occupancy percentages by each of our major product lines as follows:

		Average		Average
	Occupancy	Occupancy	Occupancy	Occupancy
	As of	Year-to-Date	As of	Year-to-Date
	October 31, 2010	October 31, 2010	October 31, 2009	October 31, 2009

Retail
Comparable	90.6%	90.4%	89.6%	89.6%
Total	90.4%	89.6%	88.4%	88.4%
Office
Comparable	90.5%	90.3%	89.2%	89.4%
Total	90.3%	90.0%	88.9%	89.1%
Residential (1)
Comparable	94.4%	94.6%	92.8%	91.4%
Total	93.1%	90.6%	91.1%	86.5%
Hotels
Comparable and Total		69.9%		68.5%
Comparable and Total ADR		$138.92		$139.56

The table below provides occupancy as reported in previous quarters. These amounts may differ from above because the properties that qualify as comparable change from period to period.

Occupancy Recap of Quarterly Supplemental Packages
	Occupancy As of					Average Occupancy Year-to-Date
	October 31,	July 31,	April 30,	January 31,	October 31,	October 31,	July 31,	April 30,	January 31,	October 31,
	2010	2010	2010	2010	2009	2010	2010	2010	2010	2009

Retail

Comparable	90.6%	90.9%	89.7%	90.1%	90.1%	90.4%	90.5%	90.0%	89.9%	90.0%

Total	90.4%	90.7%	88.4%	88.8%	88.4%	89.6%	89.7%	88.6%	88.6%	88.4%

Office

Comparable	90.5%	90.0%	89.8%	90.3%	89.4%	90.3%	90.0%	89.9%	90.1%	89.7%

Total	90.3%	89.9%	89.7%	89.7%	88.9%	90.0%	89.8%	89.7%	89.5%	89.1%

Residential (1)

Comparable	94.4%	93.8%	93.0%	93.7%	92.6%	94.6%	94.1%	93.7%	92.2%	90.4%

Total	93.1%	92.7%	91.1%	92.3%	91.1%	90.6%	93.0%	90.8%	87.8%	86.5%

Hotels

Comparable and Total						69.9%	66.3%	61.0%	69.1%	68.5%

Comparable and Total ADR						$138.92	$139.24	$135.43	$140.01	$139.56

     (1)  Excludes military housing units.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
We use NOI, along with EBDT as discussed on page 2, to assess operating performance. Comparable NOI is defined as NOI from properties opened and operated in the three and nine months ended October 31, 2010 and 2009. The schedules below present Pro-Rata Comparable NOI for the three and nine months ended October 31, 2010. The following schedules on pages 14-15 present comparable NOI for each of our major product lines, as well as strategic business units under which these product lines operate. A reconciliation of NOI to the most comparable GAAP measure, net earnings (loss), is presented on pages 18-19. A reconciliation of NOI to net earnings (loss) for each strategic business unit can be found on pages 46-57.
Comparable Net Operating Income (NOI) (% change over same period prior year)

	Three Months Ended	Nine Months Ended
	October 31, 2010	October 31, 2010

Retail	4.1%	2.2%

Office	2.2%	1.9%

Residential	4.8%	4.1%

Hotel	(20.3% )	(1.5% )

Total	2.7%	2.4%
The tables below provide the percentage change of Comparable Net Operating Income (NOI) as reported in previous quarters. GAAP reconciliations for previous quarters can be found in prior supplemental packages.

Quarterly Historical Trends
	Three Months Ended
	October 31, 2010		July 31, 2010	April 30, 2010		January 31, 2010		October 31, 2009

Retail	4.1%		3.2%	(1.5%	)	(3.9%	)	(1.7%	)

Office	2.2%		1.6%	0.8%		4.3%		5.6%

Residential	4.8%		3.8%	2.8%		(2.7%	)	(3.9%	)

Hotel	(20.3%	)	7.9%	52.6%		(1.1%	)	6.2%

Total	2.7%		2.9%	0.6%		(0.5%	)	0.8%

Annual Historical Trends
	Years Ended
	January 31, 2010		January 31, 2009		January 31, 2008

Retail	(3.9%	)	0.3%		6.9%

Office	5.4%		1.2%		2.1%

Residential	(2.8%	)	0.2%		4.2%

Hotel	(9.9%	)	(4.9%	)	4.9%

Total	(0.8%	)	0.4%		4.6%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

	Net Operating Income (dollars in thousands)
	Three Months Ended October 31, 2010					Three Months Ended October 31, 2009					% Change
			Plus					Plus

	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Pro-Rata

	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Consolidation

	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	(Non-GAAP)

Commercial Group

Retail

Comparable	$60,883	$2,743	$5,467	$-	$63,607	$58,326	$2,791	$5,538	$-	$61,073	4.4%	4.1%

Total	69,908	2,749	5,443	145	72,747	62,780	2,878	5,598	151	65,651

Office Buildings

Comparable	59,933	2,692	4,752	-	61,993	61,311	2,686	2,021	-	60,646	(2.2% )	2.2%

Total	67,192	5,659	3,335	-	64,868	61,912	2,549	2,021	-	61,384

Hotels

Comparable	3,990	-	372	-	4,362	5,060	-	413	-	5,473	(21.1% )	(20.3% )

Total	3,990	-	372	-	4,362	5,060	-	413	-	5,473

Earnings from Commercial

Land Sales	1,470	-	-	-	1,470	1,089	-	-	-	1,089

Other (1)	(2,183)	2	1,968	-	(217)	(1,824)	(38)	(789)	-	(2,575)

Total Commercial Group

Comparable	124,806	5,435	10,591	-	129,962	124,697	5,477	7,972	-	127,192	0.1%	2.2%

Total	140,377	8,410	11,118	145	143,230	129,017	5,389	7,243	151	131,022

Residential Group

Apartments

Comparable	26,649	1,003	6,805	-	32,451	25,991	(25)	4,955	-	30,971	2.5%	4.8%

Total	30,099	675	8,048	-	37,472	28,921	690	6,993	2,334	37,558

Military Housing

Comparable	-	-	-	-	-	-	-	-	-	-

Total	6,821	(37)	376	-	7,234	7,918	110	279	-	8,087

Other (1)	1,296	135	(30)	-	1,131	(4,447)	7	-	-	(4,454)

Total Residential Group

Comparable	26,649	1,003	6,805	-	32,451	25,991	(25)	4,955	-	30,971	2.5%	4.8%

Total	38,216	773	8,394	-	45,837	32,392	807	7,272	2,334	41,191

Total Rental Properties

Comparable	151,455	6,438	17,396	-	162,413	150,688	5,452	12,927	-	158,163	0.5%	2.7%

Total	178,593	9,183	19,512	145	189,067	161,409	6,196	14,515	2,485	172,213

Land Development Group	663	142	351	-	872	(1,130)	127	(1,767)	-	(3,024)

The Nets

Operations	(415)	-	-	-	(415)	(10,853)	-	2,499	-	(8,354)

Gain on disposition of partial interest	-	-	-	-	-	-	-	-	-	-

Total	(415)	-	-	-	(415)	(10,853)	-	2,499	-	(8,354)

Corporate Activities	(9,206)	-	-	-	(9,206)	(9,240)	-	-	-	(9,240)

Grand Total	$169,635	$9,325	$19,863	$145	$180,318	$140,186	$6,323	$15,247	$2,485	$151,595

(1)
Includes write-offs of abandoned development projects, non-capitalizable development costs and unallocated management and service company overhead, net of historic and new market tax credit income. Write-offs of abandoned development projects for the three months ended October 31, 2010 were $641 at full consolidation and $984 at pro-rata consolidation compared to $3,758 for the three months ended October 31, 2009 at both full and pro-rata consolidation.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

	Net Operating Income (dollars in thousands)
	Nine Months Ended October 31, 2010					Nine Months Ended October 31, 2009					% Change
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata	Full		Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation		Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)		(Non-GAAP)

Commercial Group

Retail

Comparable	$177,540	$8,451	$16,202	$-	$185,291	$172,457	$7,728	$16,592	$-	$181,321	2.9%		2.2%

Total	198,233	8,461	16,702	506	206,980	189,113	8,742	16,770	971	198,112

Office Buildings

Comparable	178,928	8,140	13,580	-	184,368	182,569	7,791	6,092	-	180,870	(2.0%	)	1.9%

Total	194,786	14,379	9,653	-	190,060	192,565	7,838	6,092	-	190,819

Hotels

Comparable	9,530	-	1,109	-	10,639	9,671	-	1,132	-	10,803	(1.5%	)	(1.5% )

Total	9,530	-	1,109	-	10,639	9,671	-	1,132	-	10,803

Earnings from Commercial

Land Sales	4,371	14	-	-	4,357	5,560	476	-	-	5,084

Other (1)	(7,282)	(729)	5,163	-	(1,390)	(11,993)	521	(1,512)	-	(14,026)

Total Commercial Group

Comparable	365,998	16,591	30,891	-	380,298	364,697	15,519	23,816	-	372,994	0.4%		2.0%

Total	399,638	22,125	32,627	506	410,646	384,916	17,577	22,482	971	390,792

Residential Group

Apartments

Comparable	75,283	2,124	20,385	-	93,544	76,845	1,763	14,759	-	89,841	(2.0%	)	4.1%

Total	84,778	2,059	23,453	900	107,072	89,603	2,887	20,905	6,593	114,214

Military Housing

Comparable	-	-	-	-	-	-	-	-	-	-

Total	19,824	(37)	1,125	-	20,986	28,902	148	733	-	29,487

Other (1)	(1,033)	(86)	427	-	(520)	(21,623)	(5)	231	-	(21,387)

Total Residential Group

Comparable	75,283	2,124	20,385	-	93,544	76,845	1,763	14,759	-	89,841	(2.0%	)	4.1%

Total	103,569	1,936	25,005	900	127,538	96,882	3,030	21,869	6,593	122,314

Total Rental Properties

Comparable	441,281	18,715	51,276	-	473,842	441,542	17,282	38,575	-	462,835	(0.1%	)	2.4%

Total	503,207	24,061	57,632	1,406	538,184	481,798	20,607	44,351	7,564	513,106

Land Development Group	2,337	348	203	-	2,192	1,642	177	(1,602)	-	(137)

The Nets

Operations	(18,006)	(6,243)	1,146	-	(10,617)	(29,841)	-	5,448	-	(24,393)

Gain on disposition of partial interest	55,112	23,675	-	-	31,437	-	-	-	-	-

Total	37,106	17,432	1,146	-	20,820	(29,841)	-	5,448	-	(24,393)

Corporate Activities	(30,353)	-	-	-	(30,353)	(31,855)	-	-	-	(31,855)

Grand Total	$512,297	$41,841	$58,981	$1,406	$530,843	$421,744	$20,784	$48,197	$7,564	$456,721

(1)
Includes write-offs of abandoned development projects, non-capitalizable development costs and unallocated management and service company overhead, net of historic and new market tax credit income. Write-offs of abandoned development projects for the nine months ended October 31, 2010 were $678 at full consolidation and $3,578 at pro-rata consolidation compared to $21,398 for the nine months ended October 31, 2009 at both full and pro-rata consolidation.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Net Operating Income by Product Type
Pro-Rata Consolidation (dollars in thousands)

Nine Months Ended October 31, 2010

NOI by Product Type:	$542,286
The Nets
Operations	(10,617)
Gain on disposition of partial interest	31,437

Total Nets	20,820

Corporate Activities	(30,353)
Other (1)	(1,910)

Grand Total NOI	$530,843

Nine Months Ended October 31, 2009

NOI by Product Type:	$548,382
The Nets
Operations	(24,393)
Gain on disposition of partial interest	-

Total Nets	(24,393)

Corporate Activities	(31,855)
Other (1)	(35,413)

Grand Total NOI	$456,721

(1)	Includes write-offs of abandoned development projects, non-capitalizable development costs and unallocated management and service company overhead, net of historic and new market tax credit income.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Net Operating Income by Core Market
Pro-Rata Consolidation (dollars in thousands)

Nine Months Ended October 31, 2010

NOI by Market:	$542,286
The Nets
Operations	(10,617)
Gain on disposition of partial interest	31,437

Total Nets	20,820

Corporate Activities	(30,353)
Other (1)	(1,910)

Grand Total NOI	$530,843

Nine Months Ended October 31, 2009

NOI by Market:	$548,382
The Nets
Operations	(24,393)
Gain on disposition of partial interest	-

Total Nets	(24,393)

Corporate Activities	(31,855)
Other (1)	(35,413)

Grand Total NOI	$456,721

(1)	Includes write-offs of abandoned development projects, non-capitalizable development costs and unallocated management and service company overhead, net of historic and new market tax credit income.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Reconciliation of Net Operating Income (non-GAAP) to Net Loss (GAAP) (in thousands)

	Three Months Ended October 31, 2010					Three Months Ended October 31, 2009
			Plus					Plus

	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata

	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation

	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$303,299	$17,788	$83,098	$311	$368,920	$304,156	$12,370	$68,384	$3,555	$363,725
Exclude straight-line rent adjustment (1)	(4,084)	-	-	(10)	(4,094)	(4,762)	-	-	(12)	(4,774)

Adjusted revenues	299,215	17,788	83,098	301	364,826	299,394	12,370	68,384	3,543	358,951

Add interest and other income	11,920	992	525	-	11,453	5,522	200	7,805	-	13,127
Add equity in earnings (loss), including impairment of unconsolidated entities	668	14	(415)	-	239	(11,836)	(13)	12,422	-	599
Exclude gain on disposition of unconsolidated entities	(8,658)	-	8,658	-	-	(4,498)	-	4,498	-	-
Exclude impairment of unconsolidated real estate	21,564	-	(21,564)	-	-	13,200	-	(13,200)	-	-
Exclude depreciation and amortization of unconsolidated entities (see below)	13,871	-	(13,871)	-	-	10,240	-	(10,240)	-	-

Adjusted total income	338,580	18,794	56,431	301	376,518	312,022	12,557	69,669	3,543	372,677

Operating expenses	169,773	9,469	36,568	156	197,028	170,619	6,234	51,910	1,058	217,353
Add back non-Real Estate depreciation and amortization (b)	1,184	-	-	-	1,184	3,412	-	2,351	-	5,763
Add back amortization of mortgage procurement costs for non-Real Estate Groups (d)	-	-	-	-	-	-	-	161	-	161
Exclude straight-line rent adjustment (2)	(1,427)	-	-	-	(1,427)	(1,610)	-	-	-	(1,610)
Exclude preference payment	(585)	-	-	-	(585)	(585)	-	-	-	(585)

Adjusted operating expenses	168,945	9,469	36,568	156	196,200	171,836	6,234	54,422	1,058	221,082

Net operating income	169,635	9,325	19,863	145	180,318	140,186	6,323	15,247	2,485	151,595

Interest expense	(78,403)	(4,990)	(19,838)	(52)	(93,303)	(87,727)	(4,027)	(17,121)	(633)	(101,454)

Gain (loss) on early extinguishment of debt	2,460	247	(25)	-	2,188	28,902	-	1,874	-	30,776

Equity in earnings (loss), including impairment of unconsolidated entities	(668)	(14)	415	-	(239)	11,836	13	(12,422)	-	(599)

Gain on disposition of unconsolidated entities	8,658	-	-	-	8,658	4,498	-	-	-	4,498

Impairment of unconsolidated real estate	(21,564)	-	-	-	(21,564)	(13,200)	-	-	-	(13,200)

Depreciation and amortization of unconsolidated entities (see above)	(13,871)	-	13,871	-	-	(10,240)	-	10,240	-	-

Net gain on disposition of rental properties and partial interests in rental properties	(2,257)	-	-	(1,428)	(3,685)	-	-	-	-	-

Impairment of consolidated real estate	(39,896)	(1,526)	-	-	(38,370)	(549)	-	-	(9,775)	(10,324)

Depreciation and amortization - Real Estate Groups (a)	(61,993)	(2,415)	(13,322)	(20)	(72,920)	(62,410)	(1,669)	(9,795)	(748)	(71,284)

Amortization of mortgage procurement costs - Real Estate Groups (c)	(3,909)	(431)	(549)	(2)	(4,029)	(3,543)	(126)	(445)	(26)	(3,888)

Straight-line rent adjustment (1) + (2)	2,657	-	-	10	2,667	3,152	-	-	12	3,164

Preference payment	(585)	-	-	-	(585)	(585)	-	-	-	(585)

Earnings (loss) before income taxes	(39,736)	196	415	(1,347)	(40,864)	10,320	514	(12,422)	(8,685)	(11,301)

Income tax provision	(6,804)	-	-	638	(6,166)	2,949	-	-	3,369	6,318

Equity in earnings (loss), including impairment of unconsolidated entities	668	14	(415)	-	239	(11,836)	(13)	12,422	-	599

Earnings (loss) from continuing operations	(45,872)	210	-	(709)	(46,791)	1,433	501	-	(5,316)	(4,384)

Discontinued operations, net of tax	(709)	-	-	709	-	(5,304)	12	-	5,316	-

Net earnings (loss)	(46,581)	210	-	-	(46,791)	(3,871)	513	-	-	(4,384)

Noncontrolling interests

Earnings from continuing operations attributable to noncontrolling interests	(210)	(210)	-	-	-	(501)	(501)	-	-	-

Earnings from discontinued operations attributable to noncontrolling interests	-	-	-	-	-	(12)	(12)	-	-	-

Noncontrolling interests	(210)	(210)	-	-	-	(513)	(513)	-	-	-

Net loss attributable to Forest City Enterpirses, Inc.	$(46,791)	$-	$-	$-	$(46,791)	$(4,384)	$-	$-	$-	$(4,384)

Preferred dividends	(3,850)	-	-	-	(3,850)	-	-	-	-	-

Net loss attributable to Forest City Enterpirses, Inc. common shareholders	$(50,641)	$-	$-	$-	$(50,641)	$(4,384)	$-	$-	$-	$(4,384)

(a) Depreciation and amortization - Real Estate Groups	$61,993	$2,415	$13,322	$20	$72,920	$62,410	$1,669	$9,795	$748	$71,284

(b) Depreciation and amortization - Non-Real Estate	1,184	-	-	-	1,184	3,412	-	2,351	-	5,763

Total depreciation and amortization	$63,177	$2,415	$13,322	$20	$74,104	$65,822	$1,669	$12,146	$748	$77,047

(c) Amortization of mortgage procurement costs - Real Estate Groups	$3,909	$431	$549	$2	$4,029	$3,543	$126	$445	$26	$3,888
(d) Amortization of mortgage procurement costs - Non-Real Estate	-	-	-	-	-	-	-	161	-	161

Total amortization of mortgage procurement costs	$3,909	$431	$549	$2	$4,029	$3,543	$126	$606	$26	$4,049

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Reconciliation of Net Operating Income (non-GAAP) to Net Earnings (Loss) (GAAP) (in thousands) (continued)

	Nine Months Ended October 31, 2010					Nine Months Ended October 31, 2009
			Plus					Plus

	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata

	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation

	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$891,898	$49,412	$236,733	$3,651	$1,082,870	$927,027	$37,777	$232,120	$11,107	$1,132,477
Exclude straight-line rent adjustment (1)	(14,305)	-	-	(28)	(14,333)	(14,356)	-	-	(54)	(14,410)

Adjusted revenues	877,593	49,412	236,733	3,623	1,068,537	912,671	37,777	232,120	11,053	1,118,067

Add interest and other income	34,967	2,024	15,285	4	48,232	23,924	543	33,566	-	56,947

Add gain on disposition of partial interests in other investment - Nets	55,112	23,675	-	-	31,437	-	-	-	-	-
Add equity in earnings (loss), including impairment of unconsolidated entities	(17,452)	(6,332)	5,426	-	(5,694)	(45,140)	(81)	46,107	-	1,048
Exclude gain on disposition of unconsolidated entities	(7,828)	-	7,828	-	-	(4,498)	-	4,498	-	-
Exclude impairment of unconsolidated real estate	36,745	-	(36,745)	-	-	34,663	-	(34,663)	-	-
Exclude depreciation and amortization of unconsolidated entities (see below)	38,588	-	(38,588)	-	-	32,701	-	(32,701)	-	-

Adjusted total income	1,017,725	68,779	189,939	3,627	1,142,512	954,321	38,239	248,927	11,053	1,176,062

Operating expenses	507,333	26,938	130,011	2,221	612,627	528,818	17,455	187,980	3,489	702,832
Add back non-Real Estate depreciation and amortization (b)	3,937	-	878	-	4,815	10,372	-	12,348	-	22,720
Add back amortization of mortgage procurement costs for non-Real Estate Groups (d)	-	-	69	-	69	-	-	402	-	402
Exclude straight-line rent adjustment (2)	(4,086)	-	-	-	(4,086)	(4,857)	-	-	-	(4,857)
Exclude preference payment	(1,756)	-	-	-	(1,756)	(1,756)	-	-	-	(1,756)

Adjusted operating expenses	505,428	26,938	130,958	2,221	611,669	532,577	17,455	200,730	3,489	719,341

Net operating income	512,297	41,841	58,981	1,406	530,843	421,744	20,784	48,197	7,564	456,721

Interest expense	(249,058)	(15,008)	(58,956)	(236)	(293,242)	(257,974)	(10,814)	(49,895)	(2,626)	(299,681)

Gain (loss) on early extinguishment of debt	10,653	247	(25)	-	10,381	37,965	-	1,698	-	39,663

Equity in earnings (loss), including impairment of unconsolidated entities	17,452	6,332	(5,426)	-	5,694	45,140	81	(46,107)	-	(1,048)

Gain on disposition of unconsolidated entities	7,828	-	-	-	7,828	4,498	-	-	-	4,498

Impairment of unconsolidated real estate	(36,745)	-	-	-	(36,745)	(34,663)	-	-	-	(34,663)

Depreciation and amortization of unconsolidated entities (see above)	(38,588)	-	38,588	-	-	(32,701)	-	32,701	-	-

Net gain on disposition of rental properties and partial interests in rental properties	202,878	-	-	565	203,443	-	-	-	4,548	4,548

Impairment of consolidated real estate	(86,406)	(1,526)	-	-	(84,880)	(3,124)	-	-	(9,775)	(12,899)

Depreciation and amortization - Real Estate Groups (a)	(181,700)	(6,764)	(36,957)	(770)	(212,663)	(187,573)	(3,354)	(31,214)	(3,003)	(218,436)

Amortization of mortgage procurement costs - Real Estate Groups (c)	(10,146)	(1,092)	(1,631)	(39)	(10,724)	(10,585)	(448)	(1,487)	(109)	(11,733)

Straight-line rent adjustment (1) + (2)	10,219	-	-	28	10,247	9,499	-	-	54	9,553

Preference payment	(1,756)	-	-	-	(1,756)	(1,756)	-	-	-	(1,756)

Earnings (loss) before income taxes	156,928	24,030	(5,426)	954	128,426	(9,530)	6,249	(46,107)	(3,347)	(65,233)

Income tax provision	(61,864)	-	-	(375)	(62,239)	26,035	-	-	1,298	27,333

Equity in earnings (loss), including impairment of unconsolidated entities	(17,452)	(6,332)	5,426	-	(5,694)	(45,140)	(81)	46,107	-	1,048

Earnings (loss) from continuing operations	77,612	17,698	-	579	60,493	(28,635)	6,168	-	(2,049)	(36,852)

Discontinued operations, net of tax	4,796	4,217	-	(579)	-	(2,018)	31	-	2,049	-

Net earnings (loss)	82,408	21,915	-	-	60,493	(30,653)	6,199	-	-	(36,852)

Noncontrolling interests

Earnings from continuing operations attributable to noncontrolling interests	(17,698)	(17,698)	-	-	-	(6,168)	(6,168)	-	-	-

Earnings from discontinued operations attributable to noncontrolling interests	(4,217)	(4,217)	-	-	-	(31)	(31)	-	-	-

Noncontrolling interests	(21,915)	(21,915)	-	-	-	(6,199)	(6,199)	-	-	-

Net earnings (loss) attributable to Forest City Enterpirses, Inc.	$60,493	$-	$-	$-	$60,493	$(36,852)	$-	$-	$-	$(36,852)

Preferred dividends	(7,957)	-	-	-	(7,957)	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterpirses, Inc. common shareholders	$52,536	$-	$-	$-	$52,536	$(36,852)	$-	$-	$-	$(36,852)

(a) Depreciation and amortization - Real Estate Groups	$181,700	$6,764	$36,957	$770	$212,663	$187,573	$3,354	$31,214	$3,003	$218,436
(b) Depreciation and amortization - Non-Real Estate	3,937	-	878	-	4,815	10,372	-	12,348	-	22,720

Total depreciation and amortization	$185,637	$6,764	$37,835	$770	$217,478	$197,945	$3,354	$43,562	$3,003	$241,156

(c) Amortization of mortgage procurement costs - Real Estate Groups	$10,146	$1,092	$1,631	$39	$10,724	$10,585	$448	$1,487	$109	$11,733
(d) Amortization of mortgage procurement costs - Non-Real Estate	-	-	69	-	69	-	-	402	-	402

Total amortization of mortgage procurement costs	$10,146	$1,092	$1,700	$39	$10,793	$10,585	$448	$1,889	$109	$12,135

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Results of Operations
Net Earnings (Loss) Attributable to Forest City Enterprises, Inc. – Net earnings (loss) attributable to Forest City Enterprises, Inc. for the three months ended October 31, 2010 was $(46,791,000) versus $(4,384,000) for the three months ended October 31, 2009. Although we have substantial recurring revenue from our properties, we also enter into significant one-time transactions, which could create substantial variances in net earnings (loss) between periods. This variance to the prior comparable period is primarily attributable to the following decreases, which are net of tax and noncontrolling interest:
•	$22,289,000 ($36,410,000, pre-tax) related to the 2010 increase in impairment charges of consolidated (including discontinued properties) and unconsolidated entities;

•	$17,501,000 ($28,588,000, pre-tax, which includes $1,899,000 for unconsolidated entities) primarily related to decreased gains on early extinguishment of debt in 2010 when compared to 2009;

•
$1,626,000 ($2,656,000, pre-tax) related to transaction costs expensed during 2010 that were incurred in connection with a potential partial disposition in certain rental properties that did not occur; and

•	$758,000 ($1,428,000, pre-tax) related to the 2010 loss on disposition of Saddle Rock Village, a specialty retail center in Aurora, Colorado.
These decreases were partially offset by the following increases, net of tax and noncontrolling interest:
•
$3,573,000 ($5,837,000, pre-tax) related to the change in fair market value of derivatives between the comparable periods which was marked to market through interest expense as a result of the derivatives not qualifying for hedge accounting;

•
$2,547,000 ($4,160,000, pre-tax) related to the excess of 2010 gains on disposition of our unconsolidated investments in Woodbridge Crossing, a specialty retail center in Woodbridge, New Jersey, and Pebble Creek, an apartment community in Twinsburg, Ohio, over the 2009 gain on disposition of our unconsolidated investment in Boulevard Towers, an apartment community in Amherst, New York;

•	$2,448,000 ($3,998,000, pre-tax) related to the 2009 participation payment on the refinancing of 45/75 Sidney, office buildings in Cambridge, Massachusetts, that did not recur;

•	$1,698,000 ($2,774,000, pre-tax, which includes $343,000 for unconsolidated entities) of decreased write-offs of abandoned development projects in 2010 compared to 2009; and

•
$1,110,000 ($1,814,000, pre-tax, which includes $1,449,000 for unconsolidated entities) related to an increase in income recognized on the sale of state and federal Historic Preservation Tax Credits and New Market Tax Credits in 2010 compared to 2009.

Net earnings (loss) attributable to Forest City Enterprises, Inc. for the nine months ended October 31, 2010 was $60,493,000 versus $(36,852,000) for the nine months ended October 31, 2009. This variance is primarily attributable to the following increases, which are net of tax and noncontrolling interest:
•
$107,859,000 ($176,192,000, pre-tax) related to the 2010 gain on disposition of partial interest in seven mixed-use University Park life science properties in Cambridge, Massachusetts, related to the formation of a new joint venture with an outside partner;

•	$19,245,000 ($31,437,000, pre-tax) related to the 2010 gain on disposition of partial interest in The Nets;

•
$17,731,000 ($29,342,000, pre-tax) related to the 2010 gain on disposition of partial interest in The Grand, Lenox Club and Lenox Park, apartment communities in North Bethesda, Maryland, Arlington, Virginia and Silver Spring, Maryland, respectively, related to the formation of a new joint venture with an outside partner;

•	$10,909,000 ($17,820,000, pre-tax, which includes $2,900,000 for unconsolidated entities) of decreased write-offs of abandoned development projects in 2010 compared to 2009;

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
•
$6,954,000 ($11,359,000, pre-tax, which includes $1,449,000 for unconsolidated entities) related to an increase in income recognized on the sale of state and federal Historic Preservation Tax Credits and New Market Tax Credits in 2010 compared to 2009;

•
$5,016,000 ($8,193,000, pre-tax) related to the 2010 gain on early extinguishment of debt on the exchange of a portion of our Senior Notes due 2011, 2015 and 2017 for a new issue of Series A preferred stock and purchase of a portion of our Senior Notes due 2011 and 2017;

•	$3,272,000 ($5,345,000, pre-tax) of decreased company-wide severance and outplacement costs in 2010 compared to 2009;

•	$2,448,000 ($3,998,000, pre-tax) related to the 2009 participation payment on the refinancing of 45/75 Sidney that did not recur; and

•
$2,039,000 ($3,330,000, pre-tax) primarily related to the excess of 2010 gains on disposition of our unconsolidated investments in Woodbridge Crossing and Pebble Creek, offset by the 2010 loss on disposition of Metreon, a specialty retail center in San Francisco, California, over the 2009 gain on disposition of our unconsolidated investment in Boulevard Towers.

These increases were partially offset by the following decreases, net of tax and noncontrolling interest:
•	$45,339,000 ($74,063,000, pre-tax) related to the 2010 increase in impairment charges of consolidated (including discontinued properties) and unconsolidated entities;

•	$22,941,000 ($37,475,000, pre-tax, which includes $1,723,000 for unconsolidated entities) primarily related to decreased gains on early extinguishment of debt in 2010 when compared to 2009;

•
$4,901,000 ($7,740,000, pre-tax) primarily related to military housing fee income from the management and development of military housing units in Hawaii, Illinois, Washington and Colorado in 2010 compared to 2009;

•
$2,443,000 ($3,983,000, pre-tax) related to the overall decreased net gains on disposition included in discontinued operations in 2010 as compared to 2009. The dispositions in 2010 include Saddle Rock Village and 101 San Fernando, an apartment community in San Jose, California. The disposition in 2009 is Grand Avenue, a specialty retail center in Queens, New York;

•
$2,434,000 ($3,976,000, pre-tax) related to the change in fair market value of derivatives between the comparable periods which was marked to market through interest expense as a result of the derivatives not qualifying for hedge accounting offset by cash flow hedge ineffectiveness in 2009 that did not recur in 2010;

•
$2,203,000 ($3,599,000, pre-tax) related to a gain recognized in 2009 for insurance proceeds received related to fire damage of an apartment building in excess of the book value of the damaged asset that did not recur; and

•
$1,626,000 ($2,656,000, pre-tax) related to transaction costs expensed during 2010 that were incurred in connection with a potential partial disposition in certain rental properties that did not occur.

Net Operating Income (NOI) from Real Estate Groups – NOI, a non-GAAP measure, is defined as revenues (excluding straight-line rent adjustments) less operating expenses (including depreciation and amortization and amortization of mortgage procurement costs for non-real estate groups) plus interest income plus equity in earnings (loss) of unconsolidated entities (excluding gain on disposition and impairment of unconsolidated entities) plus depreciation and amortization of unconsolidated entities. We believe NOI provides us, as well as our investors, additional information about our core business operations and, along with earnings, is necessary to understand our business and operating results.
Full Consolidation – Under the full consolidation method (GAAP), NOI from the combination of the Commercial Group and the Residential Group (“Rental Properties”) for the three months ended October 31, 2010 was $178,593,000 compared to $161,409,000 for the three months ended October 31, 2009, a 10.6% increase. NOI for the nine months ended October 31, 2010 was $503,207,000 compared to $481,798,000 for the nine months ended October 31, 2009, a 4.4% increase. A reconciliation of NOI to the most comparable GAAP measure, net earnings (loss), is presented on pages 18-19. A reconciliation of NOI to net earnings (loss) for each strategic business unit can be found on pages 46-57.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Pro-Rata Consolidation – Management also analyzes property NOI using the pro-rata consolidation method because it provides operating data at our ownership share, and we publicly disclose and discuss our performance using this method of consolidation to complement our GAAP disclosures. Under the pro-rata consolidation method, NOI from Rental Properties for the three months ended October 31, 2010 was $189,067,000 compared to $172,213,000 for the three months ended October 31, 2009, a 9.8% increase. NOI for the nine months ended October 31, 2010 was $538,184,000 compared to $513,106,000 for the nine months ended October 31, 2009, a 4.9% increase.
Comparable NOI increased 2.7% for the three months ended October 31, 2010 compared to the prior year. Retail and office comparable NOI increased 4.1% and 2.2%, respectively, while hotel comparable NOI decreased 20.3% and our residential portfolio increased 4.8%. Comparable NOI increased 2.4% for the nine months ended October 31, 2010 compared to the prior year. Retail and office comparable NOI increased 2.2% and 1.9%, respectively, while hotel comparable NOI decreased 1.5% and our residential portfolio increased 4.1%.
EBDT - We use an additional measure, along with net earnings, to report our operating results. This non-GAAP measure, referred to as EBDT, is not a measure of operating results or cash flows from operations as defined by GAAP and may not be directly comparable to similarly-titled measures reported by other companies.
We believe that EBDT provides additional information about our core operations and, along with net earnings, is necessary to understand our operating results. EBDT is used by the chief operating decision maker and management in assessing operating performance and to consider capital requirements and allocation of resources by segment and on a consolidated basis. We believe EBDT is important to investors because it provides another method for the investor to measure our long-term operating performance as net earnings can vary from year to year due to property dispositions, acquisitions and other factors that have a short-term impact.
EBDT is defined as net earnings excluding the following items: i) gain (loss) on disposition of rental properties, divisions and other investments (net of tax); ii) the adjustment to recognize rental revenues and rental expense using the straight-line method; iii) non-cash charges for real estate depreciation, amortization, amortization of mortgage procurement costs and deferred income taxes; iv) preferred payment which is classified as noncontrolling interest expense on our Consolidated Statement of Operations; v) impairment of real estate (net of tax); vi) extraordinary items (net of tax); and vii) cumulative or retrospective effect of change in accounting principle (net of tax). Unlike the real estate segments, EBDT for the Nets segment equals net earnings.
EBDT is reconciled to net earnings (loss), the most comparable financial measure calculated in accordance with GAAP, on page 26. The adjustment to recognize rental revenues and rental expenses on the straight-line method is excluded because it is management’s opinion that rental revenues and expenses should be recognized when due from the tenants or due to the landlord. We exclude depreciation and amortization expense related to real estate operations from EBDT because we believe the values of our properties, in general, have appreciated over time in excess of their original cost. Deferred taxes from real estate operations, which are the result of timing differences of certain net expense items deducted in a future year for federal income tax purposes, are excluded until the year in which they are reflected in our current tax provision. The impairment of real estate is excluded from EBDT because it varies from year to year based on factors unrelated to our overall financial performance and is related to the ultimate gain on dispositions of operating properties. Our EBDT may not be directly comparable to similarly-titled measures reported by other companies.
Our EBDT for the three months ended October 31, 2010 increased by $5,087,000 or 5.9% to $90,699,000 from $85,612,000 for the three months ended October 31, 2009. Our Commercial and Residential Segments combined provided a pre-tax EBDT decrease of $2,495,000. This is primarily the result of reduced gain on early extinguishment of nonrecourse mortgage debt of $22,031,000, primarily related to the 2009 gain on debt extinguishment of an underperforming retail center and reduced EBDT from properties sold of $5,423,000. These decreases in the portfolio were partially offset by the comparative increase in fair market value of derivatives which were marked to market through interest expense of $5,685,000, the ramp up of new properties of $5,005,000, increased NOI on our mature portfolio of $4,251,000, the 2009 participation payment on the refinancing of 45/75 Sidney that did not recur of $3,998,000 and decreased write-offs of abandoned development projects of $3,117,000.
Our Land Segment provided a pre-tax EBDT increase of $1,737,000, primarily due to increased sales partially offset by the gain on early extinguishment of non-recourse mortgage debt in 2009 of $1,874,000 that did not recur.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
The Nets provided a pre-tax EBDT increase of $10,438,000 due to the decrease in our share of allocated losses as a result of the new operating agreements amongst the partners upon sale of the controlling interest of the team on May 12, 2010.
Corporate pre-tax EBDT decreased $1,394,000. This pre-tax EBDT decrease is due to the gain on early extinguishment of debt in 2009 of $4,683,000 for the exchange and repurchase of a portion of our Senior Notes that did not recur, partially offset by decreased interest expense of $3,255,000.
EBDT was unfavorably impacted by a smaller tax benefit of $3,199,000 compared to prior year.
Our EBDT for the nine months ended October 31, 2010 increased by $44,027,000 or 19.8% to $266,726,000 from $222,699,000 for the nine months ended October 31, 2009. Our Commercial and Residential Segments combined provided a pre-tax EBDT decrease of $5,143,000. This is primarily the result of reduced gain on early extinguishment of nonrecourse mortgage debt of $21,452,000 primarily related to the 2009 gain on debt extinguishment of an underperforming retail center, reduced EBDT from properties sold of $18,197,000, increased interest expense on our mature portfolio of $8,437,000 and the decrease in military housing of $8,863,000. These decreases in the portfolio were partially offset by decreased write-offs of abandoned development projects of $18,162,000, increased income recognized on the sale of state and federal Historic Preservation, Brownfield and New Market tax credits of $11,359,000, increased NOI on our mature portfolio of $11,007,000 and the ramp up of new properties of $8,014,000.
Our Land Segment provided a pre-tax EBDT decrease of $9,488,000, primarily due to the 2009 gain on early extinguishment of nonrecourse mortgage debt of $11,340,000 primarily from debt forgiveness at Gladden Farms which did not recur in 2010, partially offset by increased sales.
The Nets provided a pre-tax EBDT increase of $49,515,000, primarily due to the gain on disposition of partial interest of $31,437,000 and decreased losses of $18,078,000 due to a decrease in our share of allocated losses as a result of the new operating agreements amongst the partners upon sale of the controlling interest of the team on May 12, 2010.
Corporate pre-tax EBDT increased $16,395,000. This pre-tax EBDT increase includes decreased interest expense of $11,383,000, decreased company-wide severance and outplacement costs in 2010 compared to 2009 of $5,345,000 and increased gain on early extinguishment of debt of $3,510,000 primarily related to the exchange and repurchase of a portion of our Senior Notes.
EBDT was unfavorably impacted by a smaller tax benefit of $7,252,000 compared to prior year.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

EBDT Bridge
2010 3rd QTR vs. 2009 3rd QTR
Variances are pre-tax in millions with taxes shown separately
EBDT Increase
EBDT Decrease
110.0
105.0
100.0
95.0
90.0
85.0
80.0
85.6
5.7
5.0
4.3
4.0
3.1
2.8
5.4
22.0
3.6
1.9
10.4
3.3
4.7
3.1
90.7
Combined Commercial and Residential Segments were down $2.5 million
Land Segment was up $1.7 million
Corporate was down $1.4 million
2009 3rd QTR
Hedging Income / Loss
New property openings
NOI on mature portfolio
2009 Participation payment
Project write-offs
Other
Property sales
Gain on early extinguishment of debt
Land operations
Gain on early extinguishment of debt
Nets operations
Corporate interest
Gain on early extinguishment of debt
Taxes
2010 3rd QTR

This graph reflects earnings before depreciation, amortization and deferred taxes ("EBDT") a non-GAAP measure. For a more thorough discussion of the Company's use of EBDT and a reconciliation of EBDT to net earnings (loss), the most comparable financial measure calculated in accordance with GAAP, please see pages 22-23 and 26-27.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

EBDT Bridge
2010 October YTD vs. 2009 October YTD
Variances are pre-tax in millions with taxes shown separately
EBDT Increase
EBDT Decrease
275.0
265.0
255.0
245.0
235.0
225.0
215.0
205.0
222.7
18.2
11.4
11.0
8.0
3.3
8.4
8.9
18.2
21.5
1.8
11.3
31.4
18.1
11.4
5.3
3.5
3.8
7.3
266.7
Combined Commercial and Residential Segments were down $5.1 million
Land Segment was down $9.5 million
Nets Segment was up $49.5 million
Corporate was up $16.4 million
2009 October YTD
Project write-offs
Tax credit income
NOI on mature portfolio
New property openings
Other
Interest on mature portfolio
Military Housing
Property sales
Gain on early extinguishment of debt
Land operations
Gain on early extinguishment of debt
Gain on disposition of partial interests
Nets operations
Corporate interest
Reduced severance costs
Gain on early extinguishment of debt
Corporate activities
Taxes
2010 October YTD

This graph reflects earnings before depreciation, amortization and deferred taxes ("EBDT") a non-GAAP measure. For a more thorough discussion of the Company's use of EBDT and a reconciliation of EBDT to net earnings (loss), the most comparable financial measure calculated in accordance with GAAP, please see pages 22-23 and 26-27.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Summary of EBDT - The information in the following tables present amounts for both full consolidation and pro-rata consolidation, providing a reconciliation of the difference between the two methods, as well as a reconciliation from NOI to EBDT to net earnings (loss). Under the pro-rata consolidation method, we present our partnership investments proportionate to our pro-rata share for each line item of our consolidated financial statements. Under full consolidation, partnership assets and liabilities are reported as consolidated at 100% if deemed under our control or if we are deemed to be the primary beneficiary for investments in VIEs, or on the equity method of accounting if we do not have control or are not the primary beneficiary for investments in VIEs.
Reconciliation of Net Earnings (Loss) to Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2010	2009	2010	2009
	(in thousands)		(in thousands)

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$(46,791)	$(4,384)	$60,493	$(36,852)
Depreciation and amortization – Real Estate Groups (4)	72,920	71,284	212,663	218,436
Amortization of mortgage procurement costs – Real Estate Groups (4)	4,029	3,888	10,724	11,733
Deferred income tax expense – Real Estate Groups (5)	7,462	1,205	45,204	(2,294)

Current income tax expense on non-operating earnings: (5)
Net gain on disposition of partial interests in rental properties	(2,778)	-	32,446	-
Gain on disposition included in discontinued operations	(213)	(3,031)	(98)	754
Gain on disposition of unconsolidated entities	3,191	203	3,431	203

Straight-line rent adjustment (2)	(2,667)	(3,164)	(10,247)	(9,553)
Preference payment (3)	585	585	1,756	1,756
Impairment of consolidated real estate net of minority interest	38,370	549	84,880	3,124
Impairment of unconsolidated real estate	21,564	13,200	36,745	34,663
Net (gain) loss on disposition of partial interests in rental properties	2,257	-	(202,878)	-
Gain on disposition of unconsolidated entities	(8,658)	(4,498)	(7,828)	(4,498)
Discontinued operations: (1)
(Gain) loss on disposition of rental properties	1,428	-	(4,776)	(4,548)
Impairment of real estate	-	9,775	-	9,775
Noncontrolling interest – Gain on disposition	-	-	4,211	-

Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT)	$90,699	$85,612	$266,726	$222,699

EBDT Per Share
Numerator (in thousands):
EBDT	$90,699	$85,612	$266,726	$222,699
If-Converted Method (Pro forma numerator adjustment for interest, net of tax):
3.625% Puttable Senior Notes due 2014	1,110	-	3,329	-
5% Puttable Senior Notes due 2016	1,530	-	4,591	-

EBDT for per share data	$93,339	$85,612	$274,646	$222,699

Denominator
Weighted average shares outstanding – Basic	155,484,451	155,314,676	155,431,893	134,602,200
Effect of stock options and restricted stock	462,812	229,638	466,380	82,042
Effect of convertible preferred stock	14,550,257	-	12,631,541	-
Effect of convertible debt	28,133,038	4,675,503	28,133,038	1,575,627
Effect of convertible Class A Common Units	3,646,755	3,646,755	3,646,755	3,646,755

Weighted average shares outstanding – Diluted	202,277,313	163,866,572	200,309,607	139,906,624

EBDT Per Share	$0.46	$0.52	$1.37	$1.59

EBDT Per Share
Quarterly Historical Trends	Three Months Ended
	October 31, 2010	July 31, 2010	April 30, 2010	January 31, 2010	October 31, 2009

Numerator (in thousands):
EBDT	$90,699	$105,560	$70,467	$78,407	$85,612
If-Converted Method (Pro forma numerator adjustment for interest, net of tax):
3.625% Puttable Senior Notes due 2014	1,110	1,110	1,110	1,110	308
5% Puttable Senior Notes due 2016	1,530	1,530	1,530	1,531	102

EBDT for per share data	$93,339	$108,200	$73,107	$81,048	$86,022

Denominator
Weighted average shares outstanding – Basic	155,484,451	155,456,575	155,352,050	155,324,478	155,314,676
Effect of stock options and restricted stock	462,812	442,299	494,029	349,428	229,638
Effect of convertible preferred stock	14,550,257	14,550,257	8,664,761	-	-
Effect of convertible debt	28,133,038	28,133,038	28,133,038	28,133,038	4,675,503
Effect of convertible Class A Common Units	3,646,755	3,646,755	3,646,755	3,646,755	3,646,755

Weighted average shares outstanding - Diluted	202,277,313	202,228,924	196,290,633	187,453,699	163,866,572

EBDT Per Share	$0.46	$0.54	$0.37	$0.43	$0.52

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

(1)	All earnings of properties which have been sold or are held for sale are reported as discontinued operations assuming no significant continuing involvement.

(2)
The Company recognizes minimum rents on a straight-line basis over the term of the related lease pursuant to accounting for leases. The straight-line rent adjustment is recorded as an increase or decrease to revenue or operating expense from Forest City Rental Properties Corporation, a wholly-owned subsidiary of Forest City Enterprises, Inc., with the applicable offset to either accounts receivable or accounts payable, as appropriate.

(3)
The preference payment represents the respective period’s share of the annual preferred payment in connection with the issuance of Class A Common Units in exchange for the noncontrolling interest in the Forest City Ratner Companies portfolio.

(4)	The following table provides detail of depreciation and amortization and amortization of mortgage procurement costs.

	Depreciation and Amortization				Amortization of Mortgage Procurement Costs
	Three Months Ended October 31,		Nine Months Ended October 31,		Three Months Ended October 31,		Nine Months Ended October 31,
	2010	2009	2010	2009	2010	2009	2010	2009

Full Consolidation	$63,177	$65,822	$185,637	$197,945	$3,909	$3,543	$10,146	$10,585
Non-Real Estate	(1,184)	(3,412)	(3,937)	(10,372)	-	-	-	-

Real Estate Groups Full Consolidation	61,993	62,410	181,700	187,573	3,909	3,543	10,146	10,585
Real Estate Groups related to noncontrolling interest	(2,415)	(1,669)	(6,764)	(3,354)	(431)	(126)	(1,092)	(448)
Real Estate Groups Unconsolidated	13,322	9,795	36,957	31,214	549	445	1,631	1,487
Real Estate Groups Discontinued Operations	20	748	770	3,003	2	26	39	109

Real Estate Groups Pro-Rata Consolidation	$72,920	$71,284	$212,663	$218,436	$4,029	$3,888	$10,724	$11,733

(5)	The following table provides detail of Income Tax Expense (Benefit):

		Three Months Ended October 31,		Nine Months Ended October 31,
		2010	2009	2010	2009
		(in thousands)		(in thousands)

(A)	Operating earnings
	Current	$(7,927)	$3,851	$(31,497)	$(9,596)
	Deferred	35,729	(3,212)	58,818	(3,529)

		27,802	639	27,321	(13,125)

(B)	Impairment of consolidated and unconsolidated real estate
	Deferred - Consolidated real estate	(14,882)	(212)	(32,920)	(1,211)
	Deferred - Unconsolidated real estate	(8,363)	(5,121)	(14,250)	(13,444)

		(23,245)	(5,333)	(47,170)	(14,655)

(C)	Net gain on disposition of partial interests in rental properties
	Current	(2,778)	-	32,446	-
	Deferred	1,666	-	46,231	-

		(1,112)	-	78,677	-

(D)	Gain on disposition of unconsolidated entities
	Current	3,191	203	3,431	203
	Deferred	168	1,542	(395)	1,542

		3,359	1,745	3,036	1,745

	Subtotal (A) (B) (C) (D)
	Current	(7,514)	4,054	4,380	(9,393)
	Deferred	14,318	(7,003)	57,484	(16,642)

	Income tax expense	6,804	(2,949)	61,864	(26,035)

(E)	Discontinued operations
	Operating earnings
	Current	(108)	(51)	(443)	(50)
	Deferred	140	473	594	779

		32	422	151	729

	Gain on disposition of rental properties
	Current	(213)	(3,031)	(98)	754
	Deferred	(457)	3,031	322	1,010

		(670)	-	224	1,764

	Impairment of real estate
	Current	-	-	-	-
	Deferred	-	(3,791)	-	(3,791)

		-	(3,791)	-	(3,791)

		(638)	(3,369)	375	(1,298)

	Grand Total (A) (B) (C) (D) (E)
	Current	(7,835)	972	3,839	(8,689)
	Deferred	14,001	(7,290)	58,400	(18,644)

		$6,166	$(6,318)	$62,239	$(27,333)

	Recap of Grand Total:
	Real Estate Groups
	Current	$908	$3,183	$20,964	$(1,026)
	Deferred	7,462	1,205	45,204	(2,294)

		8,370	4,388	66,168	(3,320)

	Non-Real Estate Groups
	Current	(8,743)	(2,211)	(17,125)	(7,663)
	Deferred	6,539	(8,495)	13,196	(16,350)

		(2,204)	(10,706)	(3,929)	(24,013)

	Grand Total	$6,166	$(6,318)	$62,239	$(27,333)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Retail Lease Expirations as of October 31, 2010

						AVERAGE
						BASE
	NUMBER OF	SQUARE FEET	PERCENTAGE	NET	PERCENTAGE	RENT PER
EXPIRATION	EXPIRING	OF EXPIRING	OF TOTAL	BASE RENT	OF TOTAL	SQUARE FEET
YEAR	LEASES	LEASES (3)	LEASED GLA (1)	EXPIRING (2)	BASE RENT	EXPIRING (3)

2010	128	255,744	1.99%	$6,193,662	2.11%	$31.87
2011	354	1,121,394	8.72	25,338,869	8.65	27.99
2012	260	930,537	7.24	22,464,146	7.67	28.32
2013	268	1,046,489	8.14	26,153,189	8.92	28.25
2014	227	1,043,395	8.11	22,074,906	7.53	27.27
2015	217	872,074	6.78	21,085,153	7.19	29.13
2016	219	1,275,512	9.92	36,218,408	12.36	37.31
2017	146	993,575	7.73	22,006,214	7.51	26.04
2018	153	702,179	5.46	17,228,054	5.88	26.18
2019	119	1,016,200	7.90	23,188,891	7.91	24.94
2020	107	863,118	6.71	18,948,853	6.47	28.99
Thereafter	97	2,739,107	21.30	52,178,834	17.80	23.81

Total	2,295	12,859,324	100.00%	$293,079,179	100.00%	$27.74

(1)	GLA = Gross Leasable Area.

(2)
Net base rent expiring is an operating statistic and is not comparable to rental revenue, a GAAP financial measure. The primary differences arise because net base rent is determined using the tenant’s contractual rental agreements at our ownership share of the base rental income from expiring leases as determined within the rent agreement and it does not include adjustments such as the impact of straight-line rent, amortization of above and below market lease values in-place, and contingent rental payments (which are not reasonably estimable).

(3)	Square feet of expiring leases and average base rent per square feet are operating statistics that represent 100% of the square footage and base rental income per square foot from expiring leases.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Office Lease Expirations as of October 31, 2010

						AVERAGE
						BASE
	NUMBER OF	SQUARE FEET	PERCENTAGE	NET	PERCENTAGE	RENT PER
EXPIRATION	EXPIRING	OF EXPIRING	OF TOTAL	BASE RENT	OF TOTAL	SQUARE FEET
YEAR	LEASES	LEASES (3)	LEASED GLA (1)	EXPIRING (2)	BASE RENT	EXPIRING (3)

2010	39	589,531	4.99%	$13,904,425	4.55%	$27.36
2011	86	678,320	5.75	13,456,046	4.41	25.29
2012	89	1,122,340	9.51	26,491,278	8.67	30.46
2013	85	1,180,868	10.00	27,411,049	8.98	24.65
2014	50	962,722	8.15	18,192,487	5.96	30.30
2015	32	420,270	3.56	7,808,457	2.56	21.40
2016	25	466,480	3.95	10,147,675	3.32	24.11
2017	26	377,101	3.19	9,115,641	2.99	27.29
2018	18	1,113,647	9.43	31,256,848	10.24	32.67
2019	18	706,619	5.99	12,748,447	4.17	25.69
2020	13	1,003,930	8.50	27,465,696	8.99	33.80
Thereafter	35	3,185,352	26.98	107,367,406	35.16	38.22

Total	516	11,807,180	100.00%	$305,365,455	100.00%	$31.04

(1)	GLA = Gross Leasable Area.

(2)
Net base rent expiring is an operating statistic and is not comparable to rental revenue, a GAAP financial measure. The primary differences arise because net base rent is determined using the tenant’s contractual rental agreements at our ownership share of the base rental income from expiring leases as determined within the rent agreement and it does not include adjustments such as the impact of straight-line rent, amortization of above and below market lease values in-place, and contingent rental payments (which are not reasonably estimable).

(3)	Square feet of expiring leases and average base rent per square feet are operating statistics that represent 100% of the square footage and base rental income per square foot from expiring leases.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Schedule of Significant Retail Tenants as of October 31, 2010

(Based on net base rent 1% or greater of the Company’s ownership share)

	NUMBER	LEASED	PERCENTAGE OF
	OF	SQUARE	TOTAL RETAIL
TENANT	LEASES	FEET	SQUARE FEET

Bass Pro Shops, Inc.	3	510,855	3.97%

Regal Entertainment Group	5	381,461	2.97

AMC Entertainment, Inc.	5	377,797	2.94

TJX Companies	11	347,457	2.70

The Gap	24	309,701	2.41

The Home Depot	2	282,000	2.19

Dick’s Sporting Goods	5	257,486	2.00

The Limited	39	233,010	1.81

Abercrombie & Fitch Stores, Inc.	29	210,550	1.64

Best Buy	5	161,053	1.25

Footlocker, Inc.	38	145,081	1.13

Pathmark Stores, Inc.	2	123,500	0.96

American Eagle Outfitters	17	96,943	0.76

Subtotal	185	3,436,894	26.73

All Others	2,110	9,422,430	73.27

Total	2,295	12,859,324	100.00%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Schedule of Significant Office Tenants as of October 31, 2010

(Based on net base rent 2% or greater of the Company’s ownership share)

	LEASED	PERCENTAGE OF
	SQUARE	TOTAL OFFICE
TENANT	FEET	SQUARE FEET

City of New York	865,185	7.33%

Millennium Pharmaceuticals, Inc.	653,606	5.53

U.S. Government	614,218	5.20

District of Columbia	553,330	4.69

Morgan Stanley & Co.	444,685	3.77

Wellchoice, Inc.	392,514	3.32

JP Morgan Chase & Co.	385,254	3.26

Forest City Enterprises, Inc. (1)	359,646	3.05

Securities Industry Automation Corp.	352,385	2.98

Bank of New York	323,043	2.74

National Grid	254,034	2.15

Clearbridge Advisors, LLC, a Legg Mason Company	193,249	1.64

Covington & Burling, LLP	160,565	1.36

Seyfarth Shaw, LLP	96,909	0.82

Subtotal	5,648,623	47.84

All Others	6,158,557	52.16

Total	11,807,180	100.00%

(1)	All intercompany rental income is eliminated in consolidation.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Openings and Acquisitions as of October 31, 2010

								Cost at FCE
			Date		Pro-Rata	Cost at Full	Total Cost	Pro-Rata Share	Sq. ft./		Gross
		Dev (D)	Opened /	FCE Legal	FCE % (a)	Consolidation	at 100%	(Non-GAAP) (c)	No. of		Leasable	Lease
Property	Location	Acq (A)	Acquired	Ownership % (a)	(1)	(GAAP) (b)	(2)	(1) X (2)	Units		Area	Commitment %

2010 (4)						(in millions)

Retail Centers:
Village at Gulfstream Park (d)	Hallandale Beach, FL	D	Q1-10	50.0%	50.0%	$0.0	$214.2	$107.1	511,000	(i)	511,000	78%
East River Plaza (d) (e)	Manhattan, NY	D	Q2-10	35.0%	50.0%	0.0	390.6	195.3	527,000		527,000	94%

						$0.0	$604.8	$302.4	1,038,000		1,038,000

Office:
Waterfront Station - East 4th & West 4th Buildings	Washington, D.C.	D	Q1-10	45.0%	45.0%	$241.7	$241.7	$108.8	631,000	(j)		99%

Residential:
Presidio Landmark	San Francisco, CA	D	Q3-10	100.0%	100.0%	$103.7	$103.7	$103.7	161			20%

Total 2010 (f)						$345.4	$950.2	$514.9

Prior Two Years Openings (17)
Retail Centers:
Promenade in Temecula Expansion	Temecula, CA	D	Q1-09	75.0%	100.0%	$113.1	$113.1	$113.1	127,000		127,000	83%
Orchard Town Center	Westminster, CO	D	Q1-08	100.0%	100.0%	146.5	146.5	146.5	980,000		565,000	79%
Shops at Wiregrass	Tampa, FL	D	Q3-08	50.0%	100.0%	147.6	147.6	147.6	642,000		352,000	93%
White Oak Village	Richmond, VA	D	Q3-08	50.0%	100.0%	66.0	66.0	66.0	800,000		294,000	74%

						$473.2	$473.2	$473.2	2,549,000		1,338,000

Office:
818 Mission Street (d)	San Francisco, CA	A	Q1-08	50.0%	50.0%	$0.0	$15.6	$7.8	28,000			23%
Johns Hopkins - 855 North Wolfe Street	East Baltimore, MD	D	Q1-08	76.6%	76.6%	88.7	88.7	67.9	279,000			78%
Mesa del Sol Aperture Center (d)	Albuquerque, NM	D	Q4-08	47.5%	47.5%	0.0	16.8	8.0	74,000			19%
Mesa del Sol - Fidelity (d) (g)	Albuquerque, NM	D	Q4-08/Q3-09	47.5%	47.5%	0.0	23.3	11.1	210,000			100%

						$88.7	$144.4	$94.8	591,000

Residential (h):
North Church Towers	Parma Heights, OH	A	Q3-09	100.0%	100.0%	5.0	$5.0	$5.0	399			91%
DKLB BKLN (formerly 80 Dekalb) (g)	Brooklyn, NY	D	Q4-09/10	80.0%	100.0%	157.0	157.0	157.0	365			97%
Lucky Strike	Richmond, VA	D	Q1-08	100.0%	100.0%	35.1	35.1	35.1	131			94%
Uptown Apartments (d) (g)	Oakland, CA	D	Q1-08/Q4-08	50.0%	50.0%	0.0	177.4	88.7	665			91%
Mercantile Place on Main (g)	Dallas, TX	D	Q1-08/Q4-08	100.0%	100.0%	85.3	85.3	85.3	366			86%
Barrington Place (d)	Raleigh, NC	A	Q3-08	49.0%	49.0%	0.0	23.7	11.6	274			90%
Legacy Arboretum (d)	Charlotte, NC	A	Q3-08	49.0%	49.0%	0.0	23.1	11.3	266			95%
Hamel Mill Lofts (g)	Haverhill, MA	D	Q4-08/Q2-09	100.0%	100.0%	76.7	76.7	76.7	305			91%
Legacy Crossroads (d) (g)	Cary, NC	A/D	Q4-08/Q3-09	50.0%	50.0%	0.0	34.4	17.2	344			97%

						$359.1	$617.7	$487.9	3,115

Total Prior Two Years Openings (k)						$921.0	$1,235.3	$1,055.9

Total 2009						275.1	275.1	275.1

Total 2008						645.9	960.2	780.8

						$921.0	$1,235.3	$1,055.9

See footnotes on page 33.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Projects Under Construction as of October 31, 2010 (4)

									Cost at FCE
						Pro-Rata	Cost at Full	Total Cost	Pro-Rata Share	Sq. ft./	Gross
		Dev (D)	Anticipated	FCE Legal		FCE % (a)	Consolidation	at 100%	(Non-GAAP) (c)	No. of	Leasable		Lease
Property	Location	Acq (A)	Opening	Ownership % (a)		(1)	(GAAP) (b)	(2)	(1) X (2)	Units	Area		Commitment %

							(in millions)

Retail Centers:
Ridge Hill (g)	Yonkers, NY	D	2011/2012	70.0%		100.0%	$798.7	$798.7	$798.7	1,336,000	1,336,000	(l)	41%

Residential:
Beekman (g)	Manhattan, NY	D	Q1-11/12	49.0%		70.0%	$875.7	$875.7	$613.0	904
Foundry Lofts	Washington, D.C	D	Q3-11	100.0%		100.0%	59.2	59.2	59.2	170

							$934.9	$934.9	$672.2	1,074

Arena:
Barclays Center	Brooklyn, NY	D	2012	26.6%		26.6%	$904.3	$904.3	$240.5	670,000	18,000 seats	(m)	54% (n)

Total Under Construction (o)							$2,637.9	$2,637.9	$1,711.4

Fee Development:										Sq. ft.

Las Vegas City Hall	Las Vegas, NV	D	Q1-12	-	(p)	- (p)	$0.0	$146.2	$0.0	270,000

FOOTNOTES
(a)
As is customary within the real estate industry, the Company invests in certain real estate projects through joint ventures. For some of these projects, the Company provides funding at percentages that differ from the Company’s legal ownership.

(b)
Amounts are presented on the full consolidation method of accounting, a GAAP measure. Under full consolidation, costs are reported as consolidated at 100 percent if we are deemed to have control or to be the primary beneficiary of our investments in the variable interest entity (“VIE”).

(c)
Cost at pro-rata share represents Forest City’s share of cost, based on the Company’s pro-rata ownership of each property (a non-GAAP measure). Under the pro-rata consolidation method of accounting the Company determines its pro-rata share by multiplying its pro-rata ownership by the total cost of the applicable property.

(d)
Reported under the equity method of accounting. This method represents a GAAP measure for investments in which the Company is not deemed to have control or to be the primary beneficiary of our investments in a VIE.

(e)
The cost of the property also includes construction of the 1,248-space parking garage and structural upgrades to accommodate a possible future residential project above the retail center. This also includes Costco which opened Q4-09.

(f)
The difference between the full consolidation cost amount (GAAP) of $345.4 million to the Company’s pro-rata share (a non-GAAP measure) of $514.9 million consists of a reduction to full consolidation for noncontrolling interest of $132.9 million of cost and the addition of its share of cost for unconsolidated investments of $302.4 million.

(g)	Phased-in openings. Costs are representative of the total project.

(h)	The lease percentage for the residential properties represents the occupancy as of October 31, 2010.

(i)	Includes 89,000 square feet of office space. Excluding the office space from the calculation of the leased percentage would result in the leased percentage being 80%.

(j)	Includes 85,000 square feet of retail space.

(k)
The difference between the full consolidation cost amount (GAAP) of $921.0 million to the Company’s pro-rata share (a non-GAAP measure) of $1,055.9 million consists of a reduction to full consolidation for noncontrolling interest of $20.8 million of cost and the addition of its share of cost for unconsolidated investments of $155.7 million.

(l)	Includes 162,000 square feet of office space.

(m)	The Nets, a member of the NBA, has a 37 year license agreement to use the arena.

(n)
Represents the percentage of forecasted contractually obligated arena income that is under contract. Contractually obligated income, which includes revenue from naming rights, sponsorships, suite licenses, Nets minimum rent and food concession agreements, accounts for 72% of total forecasted revenues for the Arena.

(o)
The difference between the full consolidation cost amount (GAAP) of $2,637.9 million to the Company’s pro-rata share (a non-GAAP measure) of $1,711.4 million consists of a reduction to full consolidation for noncontrolling interest of $926.5 million.

(p)	This is a fee development project, owned by the City of Las Vegas. Therefore, these costs are not included on the full consolidation or pro-rata balance sheet.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Equity Requirements for Projects Under Construction (a)
As of October 31, 2010

		Less			Plus
		Unconsolidated	Full	Less	Unconsolidated	Pro-Rata
		Investments	Consolidation	Noncontrolling	Investments	Consolidation
	100%	at 100%	(GAAP) (b)	Interest	at Pro-Rata	(Non-GAAP) (c)

	(dollars in millions)
Total Cost Under Construction	$2,637.9	$-	$2,637.9	$926.5	$-	$1,711.4
Total Loan Draws and Other Sources at Completion (d)	1,742.3	-	1,742.3	524.7	-	1,217.6

Net Equity at Completion	$895.6	$-	$895.6	$401.8	$-	$493.8

Net Costs Incurred to Date (e)	$1,625.5	$-	$1,625.5	$467.0	$-	$1,158.5
Loan Draws and Other Sources to Date (e)	914.3	-	914.3	203.0	-	711.3

Net Equity to Date (e)	$711.2	$-	$711.2	$264.0	$-	$447.2

% of Total Equity	79%		79%			91%

Remaining Costs	$1,012.4	$-	$1,012.4	$459.5	$-	$552.9
Remaining Loan Draws and Other Sources (f)	828.0	-	828.0	321.7	-	506.3

Remaining Equity	$184.4	$-	$184.4	$137.8	$-	$46.6

% of Total Equity	21%		21%			9%
(a)	This schedule includes only the four properties listed on the previous page. This does not include costs associated with phased-in units, operating property renovations and military housing.

(b)
Amounts are presented on the full consolidation method of accounting, a GAAP measure. Under full consolidation, costs are reported as consolidated at 100 percent if we are deemed to have control or to be the primary beneficiary of our investments in the variable interest entity (“VIE”).

(c)
Cost at pro-rata share represents Forest City’s share of cost, based on the Company’s pro-rata ownership of each property (a non-GAAP measure). Under the pro-rata consolidation method of accounting the Company determines its pro-rata share by multiplying its pro-rata ownership by the total cost of the applicable property.

(d)	“Other Sources” includes estimates of third party subsidies and tax credit proceeds. The timing and the amounts may differ from our estimates.

(e)	Reflects activity through October 31, 2010.

(f)
One of the loan commitments require specific leasing hurdles to be achieved prior to drawing the final amount of the loan. The Company estimates that approximately $45.0 million at 100% and at full consolidation, and $31.5 million at pro-rata consolidation of loan commitments are at risk should these leasing hurdles not be achieved.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Projects Under Development
October 31, 2010
Below is a summary of our active large scale development projects, which have yet to commence construction, often referred to as our “shadow pipeline” which are crucial to our long-term growth. While we cannot make any assurances on the timing or delivery of these projects, our track record speaks to our ability to bring large, complex, projects to fruition when there is demand and available construction financing. The projects listed below represent pro-rata costs of $555.4 million ($837.0 million at full consolidation) of Projects Under Development (“PUD”) on our balance sheet and pro-rata mortgage debt of $111.6 million ($190.4 million at full consolidation).
1)	Atlantic Yards - Brooklyn, NY
Atlantic Yards is adjacent to the state-of-the art arena, the Barclays Center, which is designed by the award-winning firms Ellerbe Becket and SHoP Architects and is currently under construction. In addition, Atlantic Yards will feature more than 6,400 units of housing, including over 2,200 affordable units, approximately 250,000 square feet of retail space, and more than 8 acres of landscaped open space.
2)	The Yards - Washington, D.C.
The Yards is a 42-acre mixed-use project, located in the neighborhood of the Washington Nationals baseball park in Southeast D.C. The full development is expected to include up to 2,700 residential units, 1.8 million square feet of office space, and 300,000 square feet of retail and dining space. The Yards features a 5.5-acre publicly funded public park that is a gathering place and recreational focus for the community. The first residential building, Foundry Lofts, commenced construction in August 2010.
3)	LiveWork Las Vegas - Las Vegas, NV
LiveWork Las Vegas is a mixed-use project on a 12.7-acre parcel in downtown Las Vegas. At full build-out, the project will have a new 260,000-square-foot City Hall for Las Vegas, a fee development project, and is also expected to include up to 1 million square feet of office space and approximately 300,000 square feet of retail.
4)	Colorado Science + Technology Park at Fitzsimons - Aurora, CO
The 184-acre Colorado Science + Technology Park at Fitzsimons is rapidly becoming a hub for the biotechnology industry in the Rocky Mountain region. Anchored by the University of Colorado at Denver Health Science Center, the University of Colorado Hospital and The Denver Children’s Hospital, the park will offer cost-effective lease rates; build-to-suit office and research sites; and flexible lab and office layouts in a cutting-edge research park. The park is also adjacent to Forest City’s 4,700-acre Stapleton mixed-used development.
5)	The Science + Technology Park at Johns Hopkins - Baltimore, MD
The 31-acre Science + Technology Park at Johns Hopkins is a new center for collaborative research directly adjacent to the world-renowned Johns Hopkins medical and research complex. Initial plans call for 1.1 million square feet in five buildings, with future phases that could support additional expansion. In 2008, the Company opened the first of those buildings, 855 North Wolfe Street, a 279,000-square-foot office building anchored by the Johns Hopkins School of Medicine’s Institute for Basic Biomedical Sciences.
6)	Waterfront Station - Washington, D.C.
Located in Southwest Washington, Waterfront Station is adjacent to the Waterfront/Southeastern University MetroRail station. Waterfront Station is expected to include 1.2 million square feet of office space, an estimated 750 residential units and 125,000 square feet of stores and restaurants. The project’s first two government office buildings total 631,000 square feet of office, opened in Q1 2010, and included ground-level retail space. The West 4th Building received LEED Gold certification and the East 4th Building is expected to meet LEED Silver standards at a minimum. The office component is fully leased to the District of Columbia for governmental offices and the retail space is also substantially leased.
7)	300 Massachusetts Avenue – Cambridge, MA
Located in the science and technology hub of Cambridge, MA, the 300 Massachusetts Avenue block represents an expansion of University Park @ MIT. In a 50/50 partnership with MIT, Forest City is presently focused on a project that reflects a development program of approximately 260,000 square feet of lab and office space. Potential redevelopment of the entire block is possible with the acquisition of adjacent parcels in future phases, and would result in an approximately 400,000 square foot project.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Military Housing
Below is a summary of our equity method investments for Military Housing Development projects. The Company provides development, construction and management services for these projects and receives agreed upon fees for these services. The following phases still have a percentage of units under construction:

		Anticipated	FCE	Cost at Full	Total Cost
Property	Location	Opening	Pro-Rata %	Consolidation	at 100%	No. of Units
				(in millions)
Military Housing (7)

Pacific Northwest Communities	Seattle, WA	2007-2010	*	$0.0	$280.5	2,986

Marines, Hawaii Increment II	Honolulu, HI	2007-2011	*	0.0	292.7	1,175

Navy, Hawaii Increment III	Honolulu, HI	2007-2011	*	0.0	464.8	2,520

Navy Midwest	Chicago, IL	2006-2012	*	0.0	200.3	1,401

Midwest Millington	Memphis, TN	2008-2012	*	0.0	33.1	318

Air Force Academy	Colorado Springs, CO	2007-2013	50.0%	0.0	69.5	427

Hawaii Phase IV	Kaneohe, HI	2007-2014	*	0.0	475.1	1,135

Total Military Housing				$0.0	$1,816.0	9,962

 * The Company’s share of residual cash flow ranges from 0-20% during the life cycle of the project.
Recent commitment not yet closed
Air Force – Southern Group was awarded on August 30, 2010. We are currently in exclusive negotiations with the Air Force. This project is expected to include 2,185 end state units at four Air Force bases in Sumter, SC, Manchester, TN, Charleston, SC and Biloxi, MS. There are 330 financially excluded units that will not be encumbered by debt and which may be removed from the end state at the sole discretion of the Air Force. The financial closing of the project and commencement of construction are expected in early 2011.
Development fees related to our military housing projects are earned based on a contractual percentage of the actual development costs incurred. We also recognize additional development incentive fees upon successful completion of certain criteria, such as incentives to realize development cost savings, encourage small and local business participation, comply with specified safety standards and other project management incentives as specified in the development agreements. NOI from development and development incentive fees is $1,818,000 and $5,137,000 for the three and nine months ended October 31, 2010, respectively, and $648,000 and $6,479,000 for the three and nine months ended October 31, 2009, respectively.
Construction management fees are earned based on a contractual percentage of the actual construction costs incurred. We also recognize certain construction incentive fees based upon successful completion of certain criteria as set forth in the construction contracts. NOI from construction and incentive fees is $1,694,000 and $4,754,000 for the three and nine months ended October 31, 2010, respectively, and $2,100,000 and $6,449,000 recognized during the three and nine months ended October 31, 2009, respectively.
Property management and asset management fees are earned based on a contractual percentage of the annual net rental income and annual operating income, respectively, that is generated by the military housing privatization projects as defined in the agreements. We also recognize certain property management incentive fees based upon successful completion of certain criteria as set forth in the property management agreements. Property management, management incentive and asset management fees generated NOI of $3,563,000 and $9,805,000 during the three and nine months ended October 31, 2010, respectively, and $3,122,000 and $9,048,000 during the three and nine months ended October 31, 2009, respectively.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Land Held for Development or Sale
The Land Development Group acquires and sells raw land and sells fully-entitled developed lots to residential, commercial, and industrial customers. The Land Development Group also owns and develops raw land into master-planned communities, mixed-use projects and other residential developments. Below is a summary of our large Land Development projects.

	Gross	Saleable	Option
Location	Acres (1)	Acres (2)	Acres (3)

Stapleton - Denver, CO	264	173	1,369

Mesa del Sol - Albuquerque, NM	3,023	1,659	5,731

Central Station - Chicago, IL	30	30	-

Carolinas	1,352	1,033	788

Arizona	957	534	-

Florida	1,413	1,413	-

Texas	1,008	749	-

Ohio	1,003	666	470

Other	804	736	-

Total	9,854	6,993	8,358

(1)	Represent all acres currently owned including those used for roadways, open spaces and parks.
(2)	Saleable acres represent the total of all acres currently owned that will be available for sales. The Land Development Group may choose to further develop some of the acres into completed sublots prior to sale.
(3)	Option acres are those acres that the Land Development Group has a formal option to acquire. Typically these options are in the form of purchase agreements with contingencies for the satisfaction of due diligence reviews.
Stapleton - Denver, CO
Stapleton represents one of the nation’s largest urban redevelopments. At full build out of 4,700 acres or 7.5 square miles, Stapleton is planned for more than 12,000 homes and apartments, a projected 3 million square-feet of retail and 10 million square-feet of office/research and development/industrial space. Centrally located 10 minutes east of Downtown Denver and 20 minutes from Denver International Airport, Stapleton will be home to 30,000 residents and 35,000 workers when complete.
Mesa del Sol - Albuquerque, NM
Mesa del Sol is a 20-square mile, mixed-use community on the south mesa of Albuquerque, N.M., five minutes from the Albuquerque International Airport. Mesa del Sol’s master plan calls for mixed-use development that will include 1,400 acres for industrial/commercial and office development use, 4,400 acres for residential and supporting retail use, 3,200 acres for open space and parks and 800 acres for schools and universities.
Central Station - Chicago, IL
Located adjacent to the city’s Museum Campus, and just minutes from the heart of Chicago’s Loop, the 80-acre Central Station is the fastest growing residential community in the city, with more than 4,250 residential units completed and occupied. Over 600 units are under construction and another 4,000 units are in development. Central Station, a 14 million-square-foot development, is being developed in partnership with The Fogelson Companies.
Other Significant Land Holdings
Cotton Creek - Mooresville, NC
Cotton Creek is a master-planned community located in a northern suburb of Charlotte, NC. This community will feature a variety of attached and detached home sites, which will be sold to a mix of national and local builders. Cotton Creek is 532 acres. When completed the development is expected to produce approximately 1,300 residential lots.
Legacy Lakes - Aberdeen, NC
Legacy Lakes is a master-planned community located in the Pinehurst area. This community is surrounding the Nicklaus-designed Legacy Golf Course. Legacy Lakes is 405 acres and includes 718 residential lots. Of the 405 total acres, 264 are saleable acres and 9 acres have been sold to date.
Gladden Farms - Marana, AZ
Gladden Farms is a master-planned community that includes residential and commercial uses in a suburban area of northwest Tucson. This community includes parks, trails and a school in a rural setting. Gladden Farms is 1,350 acres and includes approximately 4,141 residential lots and 223 acres of commercial space. As of October 31, 2010, 1,279 lots and 100 commercial acres have been sold. Of the 1,350 total acres, 904 are saleable acres and 413 acres have been sold to date.
Tangerine Crossing - Tucson, AZ
Tangerine Crossing is a master-planned gated residential community with a major retail component on the exterior in a desirable region of the Tucson metropolitan area. This community includes open space, trails and recreation. Tangerine Crossing is 309 acres and includes 396 residential lots and a 25-acre retail center. As of October 31, 2010, 190 lots and the 25 commercial acres have been sold. Of the 309 total acres, 103 are saleable acres and 60 acres have been sold to date.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Debt for Projects under Construction and Development
We use nonrecourse mortgage debt and nonrecourse notes payable for the financing of our development pipeline. We draw on these financings to partially fund the cost incurred with the development of our real estate. As of October 31, 2010, the detail of how much is outstanding compared to the total commitment under the financing is as follows:

			Plus
	Full	Less	Unconsolidated	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)
	(in thousands)

Outstanding
Fixed	$182,942	$78,924	$30,161	$134,179

Variable
Taxable	993,790	209,814	11,345	795,321

Tax-Exempt	203,900	61,986	-	141,914

Total outstanding on projects under construction and development (1)	$1,380,632	$350,724	$41,506	$1,071,414

Commitment
Fixed	$656,041	$412,839	$30,412	$273,614

Variable
Taxable	1,223,992	223,494	11,714	1,012,212

Tax-Exempt	203,900	61,986	-	141,914

Total commitment	$2,083,933	$698,319	$42,126	$1,427,740

(1)
Proceeds from outstanding debt of $185,978 and $141,332, at full and pro-rata consolidation, respectively, described above is recorded as restricted cash and escrowed funds in our Consolidated Balance Sheet. For bonds issued in conjunction with development, the full amount of the bonds at the beginning of construction must remain in escrow until costs are incurred.

Non-Recourse Debt
Our primary capital strategy seeks to isolate the operating and financial risk at the property level to maximize returns and reduce risk on and of our equity capital. As such, substantially all of our operating and development properties are separately encumbered with nonrecourse mortgage debt which in some limited circumstances is supplemented by nonrecourse notes payable (collectively “nonrecourse debt”).
We use taxable and tax-exempt nonrecourse debt for our real estate projects. For those real estate projects financed with taxable debt, we generally seek long-term, fixed-rate financing for those operating projects whose loans mature within the next 12 months or are projected to open and achieve stabilized operations during that same time frame. However, due to the limited availability of long-term fixed rate mortgage debt based upon current market conditions, we are attempting to extend maturities with existing lenders. For real estate projects financed with tax-exempt debt, we generally utilize variable-rate debt. For construction loans, we generally pursue variable-rate financings with maturities ranging from two to five years.
We are actively working to refinance and/or extend the maturities of the nonrecourse debt that are coming due in the next 12 months. During the nine months ended October 31, 2010, we completed the following financings:

			Plus
		Less	Unconsolidated
	Full	Noncontrolling	Investments at	Pro-Rata
Purpose of Financing	Consolidation	Interest	Pro-Rata	Consolidation
	(in thousands)

Refinancings	$198,755	$490	$32,149	$230,414
Construction and development projects	593,208	399,761	2,800	196,247

Loan extensions/additional fundings	441,472	27,776	172,981	586,677

	$1,233,435	$428,027	$207,930	$1,013,338

(THIS PAGE INTENTIONALLY LEFT BLANK)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Scheduled Maturities Table: Nonrecourse Debt (dollars in thousands)
As of October 31, 2010

	Period Ending January 31, 2011				Fiscal Year Ending January 31, 2012
			Plus				Plus
		Less	Unconsolidated			Less	Unconsolidated
	Full	Noncontrolling	Investments at	Pro-Rata	Full	Noncontrolling	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$18,093	$1,977	$6,676	$22,792	$282,862	$3,912	$100,755	$379,705
Weighted average rate	6.51%	8.99%	6.30%	6.24%	6.77%	4.91%	6.81%	6.80%
Variable:
Variable-rate debt	156,916	80	32,529	189,365	663,051	196,386	51,429	518,094
Weighted average rate	3.58%	5.00%	3.29%	3.53%	3.87%	4.37%	3.04%	3.60%

Tax-Exempt	-	-	3,333	3,333	132,430	67	-	132,363
Weighted average rate	-%	-%	1.65%	1.65%	2.64%	3.78%	-%	2.64%

Total variable-rate debt	156,916	80	35,862	192,698	795,481	196,453	51,429	650,457

Total Nonrecourse Debt	$175,009	$2,057	$42,538	$215,490	$1,078,343	$200,365	$152,184	$1,030,162
Weighted Average Rate	3.89%	8.83%	3.64%	3.79%	4.48%	4.38%	5.54%	4.66%

	Fiscal Year Ending January 31, 2013				Fiscal Year Ending January 31, 2014
			Plus				Plus
		Less	Unconsolidated			Less	Unconsolidated
	Full	Noncontrolling	Investments at	Pro-Rata	Full	Noncontrolling	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$345,827	$17,875	$46,629	$374,581	$850,873	$84,652	$76,145	$842,366
Weighted average rate	6.11%	6.80%	6.31%	6.10%	6.55%	9.88%	6.08%	6.17%
Variable:
Variable-rate debt	1,055,228	145,903	100,697	1,010,022	46,411	-	1,466	47,877
Weighted average rate	3.75%	3.16%	3.87%	3.85%	6.05%	-%	2.57%	5.94%

Tax-Exempt	204,616	62,057	-	142,559	91,565	77	-	91,488
Weighted average rate	2.57%	2.57%	-%	2.57%	2.78%	3.76%	-%	2.78%

Total variable-rate debt	1,259,844	207,960	100,697	1,152,581	137,976	77	1,466	139,365

Total Nonrecourse Debt	$1,605,671	$225,835	$147,326	$1,527,162	$988,849	$84,729	$77,611	$981,731
Weighted Average Rate	4.11%	3.29%	4.64%	4.28%	6.18%	9.88%	6.02%	5.85%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Scheduled Maturities Table: Nonrecourse Debt (dollars in thousands) (continued)
As of October 31, 2010

	Fiscal Year Ending January 31, 2015				Thereafter
			Plus				Plus
		Less	Unconsolidated			Less	Unconsolidated
	Full	Noncontrolling	Investments at	Pro-Rata	Full	Noncontrolling	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$463,230	$66,161	$154,945	$552,014	$2,013,117	$119,803	$808,797	$2,702,111

Weighted average rate	5.97%	5.79%	5.35%	5.82%	5.73%	6.12%	5.84%	5.75%

Variable:

Variable-rate debt	12,414	-	19,962	32,376	640,160	2,119	130,670	768,711
Weighted average rate	1.46%	-%	4.50%	3.33%	6.40%	3.25%	3.81%	5.97%

Tax-Exempt	815	82	-	733	346,121	6,971	160,505	499,655
Weighted average rate	3.78%	3.76%	-%	3.78%	1.45%	2.60%	1.79%	1.54%

Total variable-rate debt	13,229	82	19,962	33,109	986,281	9,090	291,175	1,268,366

Total Nonrecourse Debt	$476,459	$66,243	$174,907	$585,123	$2,999,398	$128,893	$1,099,972	$3,970,477

Weighted Average Rate	5.85%	5.79%	5.25%	5.68%	5.38%	5.89%	5.01%	5.26%

	Total
			Plus
		Less	Unconsolidated
	Full	Noncontrolling	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$3,974,002	$294,380	$1,193,947	$4,873,569

Weighted average rate	6.05%	7.17%	5.90%	5.94%

Variable:

Variable-rate debt	2,574,180	344,488	336,753	2,566,445
Weighted average rate	4.46%	3.85%	3.69%	4.44%

Tax-Exempt	775,547	69,254	163,838	870,131
Weighted average rate	2.11%	2.58%	1.78%	2.01%

Total variable-rate debt	3,349,727	413,742	500,591	3,436,576

Total Nonrecourse Debt	$7,323,729	$708,122	$1,694,538	$8,310,145
Weighted Average Rate	5.07%	5.11%	5.06%	5.07%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
The following tables provide detail of our total debt maturities for 2010, 2011 and 2012 as of October 31, 2010:
Upcoming Maturities Summary (in thousands)
As of October 31, 2010

		Less			Plus
		Unconsolidated	Full	Less	Unconsolidated	Pro-Rata
		Investments	Consolidation	Noncontrolling	Investments	Consolidation
Year Ending January 31, 2011	100%	at 100%	(GAAP)	Interest	at Pro-Rata	(Non-GAAP)

Total Maturities (Nonrecourse Debt)	$259,480	$84,471	$175,009	$2,057	$42,538	$215,490
Less: Scheduled Payments	29,039	11,185	17,854	573	5,805	23,086

Net Maturities	230,441	73,286	157,155	1,484	36,733	192,404

Total Net Maturities Project Count	15	7	8	-	7	15

Closed Loans / To be Fully Amortized (2)	27,742	27,482	260	-	13,830	14,090
Committed Deals / Automatic Extensions (2)	6,610	6,610	-	-	3,305	3,305
Extension Available (1) (2)	-	-	-	-	-	-

Subtotal	34,352	34,092	260	-	17,135	17,395

Remaining to Finance	$196,089	$39,194	$156,895	$1,484	$19,598	$175,009

Remaining to Address Project Count	10	3	7	-	3	10

		Less			Plus
		Unconsolidated	Full	Less	Unconsolidated	Pro-Rata
		Investments	Consolidation	Noncontrolling	Investments	Consolidation
Year Ending January 31, 2012	100%	at 100%	(GAAP)	Interest	at Pro-Rata	(Non-GAAP)

Total Maturities (Nonrecourse Debt)	$1,378,906	$300,563	$1,078,343	$200,365	$152,184	$1,030,162
Less: Scheduled Payments	107,899	33,297	74,602	2,579	18,195	90,218
Add: Corporate Debt	46,891	-	46,891	-	-	46,891

Net Maturities	1,317,898	267,266	1,050,632	197,786	133,989	986,835

Total Net Maturities Project Count	35	14	21	-	14	35

Closed Loans / To be Fully Amortized (2)	13,233	233	13,000	-	116	13,116
Committed Deals / Automatic Extensions (2)	36,290	36,290	-	-	18,145	18,145
Extension Available (1) (2)	634,903	26,044	608,859	179,466	13,022	442,415

Subtotal	684,426	62,567	621,859	179,466	31,283	473,676

Remaining to Finance	$633,472	$204,699	$428,773	$18,320	$102,706	$513,159

Remaining to Address Project Count	21	9	12	-	9	21

		Less			Plus
		Unconsolidated	Full	Less	Unconsolidated	Pro-Rata
		Investments	Consolidation	Noncontrolling	Investments	Consolidation
Year Ending January 31, 2013	100%	at 100%	(GAAP)	Interest	at Pro-Rata	(Non-GAAP)

Total Maturities (Nonrecourse Debt)	$1,897,453	$291,782	$1,605,671	$225,835	$147,326	$1,527,162
Less: Scheduled Payments	81,677	26,188	55,489	2,740	15,292	68,041
Add: Corporate Debt (3)	125,602	-	125,602	-	-	125,602

Net Maturities	1,941,378	265,594	1,675,784	223,095	132,034	1,584,723

Total Net Maturities Project Count	35	11	24	-	11	35

Closed Loans / To be Fully Amortized (2)	12,979	1,246	11,733	-	441	12,174
Committed Deals / Automatic Extensions (2)	63,911	-	63,911	942	-	62,969
Extension Available (1) (2)	1,340,056	158,051	1,182,005	202,863	79,313	1,058,455

Subtotal	1,416,946	159,297	1,257,649	203,805	79,754	1,133,598

Remaining to Finance	$524,432	$106,297	$418,135	$19,290	$52,280	$451,125

Remaining to Address Project Count	24	7	17	-	7	24

(1)
Includes loans that have extension options available, all of which require some predefined condition in order to qualify for the extension, such as, meeting or exceeding leasing hurdles, loan to value ratios or debt service coverage requirements. We cannot give assurance that the defined hurdles or milestones will be achieved to qualify for these extensions.

(2)	Reflects activity through December 8, 2010.

(3)
The credit facility amount of $125,602 outstanding as of October 31, 2010 has a maximum commitment of $481,704. Based on specific capital raising events through October 31, 2010, a permanent reduction in available borrowings of $11,368 became effective November 5, 2010. The remaining availability is further reduced by $77,581 of outstanding letters of credit and $46,891 reserve for retirement of indebtedness.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Investments in and Advances to Affiliates
Included in Investments in and Advances to Affiliates in the Consolidated Balance Sheet Information tables are unconsolidated investments in entities that we do not control and/or are not the primary beneficiary, and that are accounted for under the equity method of accounting, as well as advances to partners and other affiliates.
Following is a reconciliation of members’ and partners’ equity to our carrying value in the accompanying Consolidated Balance Sheet Information:

	October 31, 2010	January 31, 2010
	(in thousands)

Members’ and partners’ equity, as below	$555,809	$557,456
Equity of other members and partners	489,180	513,708

Company’s investment in partnerships	66,629	43,748
Basis differences	73,597	21,498
Advances to and on behalf of other affiliates	26,717	200,097

Total Investments in and Advances to Affiliates	$166,943	$265,343

Summarized financial information for the equity method investments is as follows:

	Combined (100%)		Pro-Rata Share
	(GAAP)		(Non-GAAP)
	October 31, 2010	January 31, 2010	October 31, 2010	January 31, 2010
	(in thousands)

Balance Sheet:
Real Estate
Completed rental properties	$5,495,423	$4,373,423	$1,936,633	$1,368,451
Projects under construction and development	196,307	771,521	66,994	305,420
Land held for development or sale	268,731	271,129	113,172	116,863

Total Real Estate	5,960,461	5,416,073	2,116,799	1,790,734

Less accumulated depreciation	(920,610)	(721,908)	(411,889)	(326,169)

Real Estate, net	5,039,851	4,694,165	1,704,910	1,464,565

Restricted cash - military housing bond funds	346,281	481,615	4,878	6,149
Other restricted cash and escrowed funds	232,328	222,752	75,036	62,257
Other assets	724,712	501,169	212,458	173,799

Total Assets	$6,343,172	$5,899,701	$1,997,282	$1,706,770

Mortgage debt and notes payable, nonrecourse	$5,304,422	$4,721,705	$1,694,538	$1,473,947
Other liabilities	482,941	620,540	162,518	168,410

Total Liabilities	5,787,363	5,342,245	1,857,056	1,642,357
Members’ and partners’ equity	555,809	557,456	140,226	65,246
Noncontrolling interest	-	-	-	(833)

Total Equity	555,809	557,456	140,226	64,413

Total Liabilities and Members’ and Partners’ Equity	$6,343,172	$5,899,701	$1,997,282	$1,706,770

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Investments in and Advances to Affiliates (continued)

	Combined (100%)		Pro-Rata Share
	(GAAP)		(Non-GAAP)
Three Months Ended October 31,	2010	2009	2010	2009
	(in thousands)

Operations:
Revenues	$220,541	$179,021	$83,098	$74,528
Equity in earnings of unconsolidated entities on a pro-rata basis	-	-	239	599
Operating expenses	(113,955)	(105,247)	(36,568)	(51,910)
Interest expense including early extinguishment of debt	(68,201)	(55,280)	(19,863)	(15,247)
Depreciation and amortization	(42,232)	(30,811)	(13,871)	(12,752)
Interest and other income	4,196	1,225	525	1,661
Noncontrolling interest	-	-	14	(13)

Earnings (loss) from continuing operations	349	(11,092)	13,574	(3,134)

Discontinued Operations:
Operating earnings from rental properties	997	91	-	-
Gain on disposition of rental properties (2)	10,998	8,997	8,658	4,498

Discontinued operations subtotal	11,995	9,088	8,658	4,498

Net earnings (loss) (pre-tax)	$12,344	$(2,004)	$22,232	$1,364

Impairment of investments in unconsolidated entities (1)	(21,564)	(13,200)	(21,564)	(13,200)

Net earnings (loss) (pre-tax) from unconsolidated entities	$(9,220)	$(15,204)	$668	$(11,836)

	Combined (100%)		Pro-Rata Share
	(GAAP)		(Non-GAAP)
Nine Months Ended October 31,	2010	2009	2010	2009
	(in thousands)

Operations:
Revenues	$681,069	$627,008	$250,799	$262,820
Equity in earnings (loss) of unconsolidated entities on a pro-rata basis	-	-	(5,694)	1,048
Operating expenses	(381,595)	(403,007)	(130,011)	(187,980)
Interest expense including early extinguishment of debt	(199,077)	(163,423)	(58,981)	(48,197)
Impairment of real estate (1)	(1,457)	-	(743)	-
Depreciation and amortization	(123,894)	(113,835)	(39,535)	(45,451)
Interest and other income	11,532	9,727	1,219	2,866
Noncontrolling interest	-	-	(6,332)	(81)

Earnings (loss) from continuing operations	(13,422)	(43,530)	10,722	(14,975)

Discontinued Operations:
Operating earnings from rental properties	1,165	451	-	-
Gain on disposition of rental properties (2)	10,998	8,997	8,658	4,498

Discontinued operations subtotal	12,163	9,448	8,658	4,498

Net earnings (loss) (pre-tax)	$(1,259)	$(34,082)	$19,380	$(10,477)

Impairment of investments in unconsolidated entities (1)	(36,002)	(34,663)	(36,002)	(34,663)
Loss on disposition of unconsolidated investments, net (2)	(830)	-	(830)	-

Net loss (pre-tax) from unconsolidated entities	$(38,091)	$(68,745)	$(17,452)	$(45,140)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Investments in and Advances to Affiliates (continued)
(1)	The following table shows the detail of the impairment of unconsolidated entities:

		Combined (100%)		Pro-Rata Share
		(GAAP)		(Non-GAAP)
		Three Months Ended October 31,
		2010	2009	2010	2009
		(in thousands)
Impairment of investment in unconsolidated entities:
Mixed-Use Land Development:
Central Station:
One Museum Park West	(Chicago, Illinois)	$8,250	$-	$8,250	$-
Museum Park Place Two	(Chicago, Illinois)	4,461	-	4,461	-
One Museum Park East	(Chicago, Illinois)	3,237	-	3,237	-
1600 Museum Park	(Chicago, Illinois)	2,363	-	2,363	-
Shamrock Business Center	(Painesville, Ohio)	170	1,150	170	1,150
Office Buildings:
Mesa del Sol - Aperture Center	(Albuquerque, New Mexico)	2,733	-	2,733	-
Apartment Communities:
Millender Center	(Detroit, Michigan)	-	3,247	-	3,247
Metropolitan Lofts	(Los Angeles, California)	-	1,466	-	1,466
Pittsburgh Peripheral (Commercial Land Development Project)	(Pittsburgh, Pennsylvania)	-	7,217	-	7,217
Other		350	120	350	120

Total impairment of investment in unconsolidated entities		$21,564	$13,200	$21,564	$13,200

Total impairment of unconsolidated entities		$21,564	$13,200	$21,564	$13,200

		Combined (100%)		Pro-Rata Share
		(GAAP)		(Non-GAAP)
		Nine Months Ended October 31,
		2010	2009	2010	2009
		(in thousands)
Impairment of real estate:
Mixed-Use Land Development:
Old Stone Crossing at Caldwell Creek	(Charlotte, North Carolina)	$1,457	$-	$743	$-

		$1,457	$-	$743	$-

Impairment of investment in unconsolidated entities:
Mixed-Use Land Development:
Central Station:
One Museum Park West	(Chicago, Illinois)	$8,250	$-	$8,250	$-
Museum Park Place Two	(Chicago, Illinois)	4,461	-	4,461	-
One Museum Park East	(Chicago, Illinois)	3,237	-	3,237	-
1600 Museum Park	(Chicago, Illinois)	2,363	-	2,363	-
Mercy Campus	(Chicago, Illinois)	1,817	-	1,817	-
Shamrock Business Center	(Painesville, Ohio)	170	1,150	170	1,150
Old Stone Crossing at Caldwell Creek	(Charlotte, North Carolina)	-	122	-	122
Office Buildings:
818 Mission Street	(San Francisco, California)	4,018	-	4,018	-
Bulletin Building	(San Francisco, California)	3,543	-	3,543	-
Mesa del Sol - Aperture Center	(Albuquerque, New Mexico)	2,733	-	2,733	-
Specialty Retail Centers:
Metreon	(San Francisco, California)	4,595	-	4,595	-
Southgate Mall	(Yuma, Arizona)	-	1,611	-	1,611
Apartment Communities:
Millender Center	(Detroit, Michigan)	-	10,317	-	10,317
Uptown Apartments	(Oakland, California)	-	6,781	-	6,781
Metropolitan Lofts	(Los Angeles, California)	-	2,505	-	2,505
Residences at University Park	(Cambridge, Massachusetts)	-	855	-	855
Fenimore Court	(Detroit, Michigan)	-	693	-	693
Classic Residence by Hyatt (Supported-living Apartments)	(Yonkers, New York)	-	3,152	-	3,152
Pittsburgh Peripheral (Commercial Land Development Project)	(Pittsburgh, Pennsylvania)	-	7,217	-	7,217
Other		815	260	815	260

Total impairment of investment in unconsolidated entities		$36,002	$34,663	$36,002	$34,663

Total impairment of unconsolidated entities		$37,459	$34,663	$36,745	$34,663

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Investments in and Advances to Affiliates (continued)
(2)
Upon disposition, unconsolidated investments accounted for on the equity method are not classified as discontinued operations; therefore, gains or losses on the disposition of unconsolidated properties are reported in continuing operations when sold. The following table shows the detail of gain (loss) on disposition of unconsolidated entities:

		Combined (100%)		Pro-Rata Share
		(GAAP)		(Non-GAAP)
		Three Months Ended October 31,
		2010	2009	2010	2009
		(in thousands)
Gain on disposition of rental properties:
Specialty Retail Centers:
Woodbridge Crossing	(Woodbridge, New Jersey)	$6,443	$-	$6,443	$-
Apartment Communities:
Pebble Creek	(Twinsburg, Ohio)	4,555	-	2,215	-
Boulevard Towers	(Amherst, New York)	-	8,997	-	4,498

Gain on disposition of rental properties		$10,998	$8,997	$8,658	$4,498

		Combined (100%)		Pro-Rata Share
		(GAAP)		(Non-GAAP)
		Nine Months Ended October 31,
		2010	2009	2010	2009
		(in thousands)
Gain on disposition of rental properties:
Specialty Retail Centers:
Woodbridge Crossing	(Woodbridge, New Jersey)	$6,443	$-	$6,443	$-
Apartment Communities:
Pebble Creek	(Twinsburg, Ohio)	4,555	-	2,215	-
Boulevard Towers	(Amherst, New York)	-	8,997	-	4,498

Gain on disposition of rental properties		$10,998	$8,997	$8,658	$4,498

Gain (loss) on disposition of unconsolidated investments:
Specialty Retail Centers:
Coachella Plaza	(Coachella, California)	104	-	104	-
Southgate Mall	(Yuma, Arizona)	64	-	64	-
El Centro Mall	(El Centro, California)	48	-	48	-
Metreon	(San Francisco, California)	(1,046)	-	(1,046)	-

Loss on disposition of unconsolidated investments, net		$(830)	$-	$(830)	$-

(THIS PAGE INTENTIONALLY LEFT BLANK)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) – Three Months Ended October 31, 2010 and 2009 (in thousands)

	Commercial Group 2010					Commercial Group 2009
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$243,505	$16,421	$42,053	$311	$269,448	$240,928	$10,612	$28,032	$389	$258,737
Exclude straight-line rent adjustment	(4,124)	-	-	(10)	(4,134)	(4,747)	-	-	(12)	(4,759)

Adjusted revenues	239,381	16,421	42,053	301	265,314	236,181	10,612	28,032	377	253,978

Add interest and other income	3,230	645	209	-	2,794	843	17	1,481	-	2,307

Add equity in earnings (loss), including impairment of unconsolidated entities	9,984	-	(9,985)	-	(1)	(3,831)	1	3,830	-	(2)

Exclude gain (loss) on disposition of unconsolidated entities	(6,443)	-	6,443	-	-	-	-	-	-	-

Exclude impairment of unconsolidated real estate	2,733	-	(2,733)	-	-	7,217	-	(7,217)	-	-

Exclude depreciation and amortization of unconsolidated entities	8,094	-	(8,094)	-	-	4,410	-	(4,410)	-	-

Adjusted total income	256,979	17,066	27,893	301	268,107	244,820	10,630	21,716	377	256,283

Operating expenses	118,200	8,656	16,775	156	126,475	116,408	5,241	14,473	226	125,866
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	416	-	-	-	416	1,591	-	-	-	1,591
Exclude straight-line rent adjustment	(1,429)	-	-	-	(1,429)	(1,611)	-	-	-	(1,611)
Exclude preference payment	(585)	-	-	-	(585)	(585)	-	-	-	(585)

Adjusted operating expenses	116,602	8,656	16,775	156	124,877	115,803	5,241	14,473	226	125,261

Net operating income	140,377	8,410	11,118	145	143,230	129,017	5,389	7,243	151	131,022

Interest expense	58,754	4,727	11,118	52	65,197	62,737	3,599	7,243	33	66,414

(Gain) loss on early extinguishment of debt	-	-	-	-	-	(24,219)	-	-	-	(24,219)

Noncontrolling interest in earnings before depreciation and amortization	3,683	3,683	-	-	-	1,790	1,790	-	-	-

Add: Pre-Tax EBDT from discontinued operations	93	-	-	(93)	-	118	-	-	(118)	-

Pre-Tax EBDT	78,033	-	-	-	78,033	88,827	-	-	-	88,827
Income tax expense (benefit)	4,993	-	-	-	4,993	3,713	-	-	-	3,713

Earnings before depreciation, amortization and deferred taxes (EBDT)	$73,040	$-	$-	$-	$73,040	$85,114	$-	$-	$-	$85,114

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$73,040	$-	$-	$-	$73,040	$85,114	$-	$-	$-	$85,114

Depreciation and amortization - Real Estate Groups	(52,601)	-	-	(20)	(52,621)	(51,855)	-	-	(140)	(51,995)

Amortization of mortgage procurement costs - Real Estate Groups	(3,264)	-	-	(2)	(3,266)	(3,202)	-	-	(12)	(3,214)

Deferred taxes - Real Estate Groups	(3,925)	-	-	(140)	(4,065)	(10,088)	-	-	10	(10,078)

Straight-line rent adjustment	2,695	-	-	10	2,705	3,136	-	-	12	3,148

Preference payment	(585)	-	-	-	(585)	(585)	-	-	-	(585)
Gain (loss) on disposition of rental properties and partial interests in rental properties, net of tax	(1,497)	-	3,943	(758)	1,688	-	-	-	-	-

Gain (loss) on disposition of unconsolidated entities, net of tax	3,943	-	(3,943)	-	-	-	-	-	-	-

Impairment of consolidated and unconsolidated real estate, net of tax	(23,144)	-	(1,674)	-	(24,818)	-	-	(4,417)	-	(4,417)

Impairment of unconsolidated real estate, net of tax	(1,674)	-	1,674	-	-	(4,417)	-	4,417	-	-

Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	(20)	-	-	20	-	(140)	-	-	140	-
Amortization of mortgage procurement costs - Real Estate Groups	(2)	-	-	2	-	(12)	-	-	12	-
Deferred taxes - Real Estate Groups	(140)	-	-	140	-	10	-	-	(10)	-
Straight-line rent adjustment	10	-	-	(10)	-	12	-	-	(12)	-
Gain on disposition of rental properties	(758)	-	-	758	-	-	-	-	-	-
Impairment of consolidated and unconsolidated real estate, net of tax	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$(7,922)	$-	$-	$-	$(7,922)	$17,973	$-	$-	$-	$17,973

Preferred dividends	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc. common shareholders	$(7,922)	$-	$-	$-	$(7,922)	$17,973	$-	$-	$-	$17,973

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) – Three Months Ended October 31, 2010 and 2009 (in thousands) (continued)

	Residential Group 2010					Residential Group 2009
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$52,706	$923	$39,020	$-	$90,803	$57,108	$1,414	$38,694	$3,166	$97,554
Exclude straight-line rent adjustment	39	-	-	-	39	(15)	-	-	-	(15)

Adjusted revenues	52,745	923	39,020	-	90,842	57,093	1,414	38,694	3,166	97,539

Add interest and other income	6,006	158	304	-	6,152	2,712	8	93	-	2,797

Add equity in earnings (loss), including impairment of unconsolidated entities	9,870	14	(9,719)	-	137	1,814	(14)	(1,732)	-	96

Exclude gain (loss) on disposition of unconsolidated entities	(2,215)	-	2,215	-	-	(4,498)	-	4,498	-	-

Exclude impairment of unconsolidated real estate	-	-	-	-	-	4,713	-	(4,713)	-	-

Exclude depreciation and amortization of unconsolidated entities	5,741	-	(5,741)	-	-	5,784	-	(5,784)	-	-

Adjusted total income	72,147	1,095	26,079	-	97,131	67,618	1,408	31,056	3,166	100,432

Operating expenses	33,681	322	17,685	-	51,044	34,271	601	23,784	832	58,286
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	248	-	-	-	248	954	-	-	-	954
Exclude straight-line rent adjustment	2	-	-	-	2	1	-	-	-	1
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	33,931	322	17,685	-	51,294	35,226	601	23,784	832	59,241

Net operating income	38,216	773	8,394	-	45,837	32,392	807	7,272	2,334	41,191

Interest expense	3,295	192	8,369	-	11,472	5,409	344	7,272	600	12,937

(Gain) loss on early extinguishment of debt	(2,460)	(247)	25	-	(2,188)	-	-	-	-	-

Noncontrolling interest in earnings before depreciation and amortization	828	828	-	-	-	463	463	-	-	-

Add: Pre-Tax EBDT from discontinued operations	-	-	-	-	-	1,734	-	-	(1,734)	-

Pre-Tax EBDT	36,553	-	-	-	36,553	28,254	-	-	-	28,254

Income tax expense (benefit)	1,875	-	-	-	1,875	1,462	-	-	-	1,462

Earnings before depreciation, amortization and deferred taxes (EBDT)	$34,678	$-	$-	$-	$34,678	$26,792	$-	$-	$-	$26,792

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$34,678	$-	$-	$-	$34,678	$26,792	$-	$-	$-	$26,792

Depreciation and amortization - Real Estate Groups	(20,251)	-	-	-	(20,251)	(18,594)	-	-	(608)	(19,202)

Amortization of mortgage procurement costs - Real Estate Groups	(716)	-	-	-	(716)	(595)	-	-	(14)	(609)

Deferred taxes - Real Estate Groups	(4,730)	-	-	-	(4,730)	(1,823)	-	-	(483)	(2,306)

Straight-line rent adjustment	(37)	-	-	-	(37)	16	-	-	-	16

Preference payment	-	-	-	-	-	-	-	-	-	-
Gain (loss) on disposition of rental properties and partial interests in rental properties, net of tax	352	-	1,356	-	1,708	-	-	2,753	-	2,753

Gain (loss) on disposition of unconsolidated entities, net of tax	1,356	-	(1,356)	-	-	2,753	-	(2,753)	-	-

Impairment of consolidated and unconsolidated real estate, net of tax	-	-	-	-	-	-	-	(2,885)	(5,984)	(8,869)

Impairment of unconsolidated real estate, net of tax	-	-	-	-	-	(2,885)	-	2,885	-	-

Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	(608)	-	-	608	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	(14)	-	-	14	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	(483)	-	-	483	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-
Impairment of consolidated and unconsolidated real estate, net of tax	-	-	-	-	-	(5,984)	-	-	5,984	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$10,652	$-	$-	$-	$10,652	$(1,425)	$-	$-	$-	$(1,425)

Preferred dividends	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc. common shareholders	$10,652	$-	$-	$-	$10,652	$(1,425)	$-	$-	$-	$(1,425)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) – Three Months Ended October 31, 2010 and 2009 (in thousands) (continued)

	Land Development Group 2010					Land Development Group 2009
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$7,088	$444	$2,025	$-	$8,669	$6,120	$344	$1,658	$-	$7,434
Exclude straight-line rent adjustment	1	-	-	-	1	-	-	-	-	-

Adjusted revenues	7,089	444	2,025	-	8,670	6,120	344	1,658	-	7,434

Add interest and other income	2,521	189	12	-	2,344	1,759	175	13	-	1,597

Add equity in earnings (loss), including impairment of unconsolidated entities	(18,771)	-	19,289	-	518	1,034	-	(529)	-	505

Exclude gain (loss) on disposition of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Exclude impairment of unconsolidated real estate	18,831	-	(18,831)	-	-	1,270	-	(1,270)	-	-

Exclude depreciation and amortization of unconsolidated entities	36	-	(36)	-	-	46	-	(46)	-	-

Adjusted total income	9,706	633	2,459	-	11,532	10,229	519	(174)	-	9,536

Operating expenses	9,003	491	2,108	-	10,620	11,224	392	1,593	-	12,425
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	40	-	-	-	40	135	-	-	-	135
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	9,043	491	2,108	-	10,660	11,359	392	1,593	-	12,560

Net operating income	663	142	351	-	872	(1,130)	127	(1,767)	-	(3,024)

Interest expense	845	71	351	-	1,125	817	84	107	-	840

(Gain) loss on early extinguishment of debt	-	-	-	-	-	-	-	(1,874)	-	(1,874)

Noncontrolling interest in earnings before depreciation and amortization	71	71	-	-	-	43	43	-	-	-

Add: Pre-Tax EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Pre-Tax EBDT	(253)	-	-	-	(253)	(1,990)	-	-	-	(1,990)

Income tax expense (benefit)	(694)	-	-	-	(694)	1,031	-	-	-	1,031

Earnings before depreciation, amortization and deferred taxes (EBDT)	$441	$-	$-	$-	$441	$(3,021)	$-	$-	$-	$(3,021)

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$441	$-	$-	$-	$441	$(3,021)	$-	$-	$-	$(3,021)

Depreciation and amortization - Real Estate Groups	(48)	-	-	-	(48)	(87)	-	-	-	(87)

Amortization of mortgage procurement costs - Real Estate Groups	(47)	-	-	-	(47)	(65)	-	-	-	(65)

Deferred taxes - Real Estate Groups	(607)	-	-	-	(607)	1,657	-	-	-	1,657

Straight-line rent adjustment	(1)	-	-	-	(1)	-	-	-	-	-

Preference payment	-	-	-	-	-	-	-	-	-	-

Gain (loss) on disposition of rental properties and partial interests in rental properties, net of tax	-	-	-	-	-	-	-	-	-	-

Gain (loss) on disposition of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-

Impairment of consolidated and unconsolidated real estate, net of tax	(344)	-	(11,527)	-	(11,871)	(336)	-	(778)	-	(1,114)

Impairment of unconsolidated real estate, net of tax	(11,527)	-	11,527	-	-	(778)	-	778	-	-

Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-
Impairment of consolidated and unconsolidated real estate, net of tax	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$(12,133)	$-	$-	$-	$(12,133)	$(2,630)	$-	$-	$-	$(2,630)

Preferred dividends	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc. common shareholders	$(12,133)	$-	$-	$-	$(12,133)	$(2,630)	$-	$-	$-	$(2,630)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) – Three Months Ended October 31, 2010 and 2009 (in thousands) (continued)

	The Nets 2010					The Nets 2009
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-

Adjusted revenues	-	-	-	-	-	-	-	-	-	-

Add interest and other income	-	-	-	-	-	-	-	6,218	-	6,218

Add equity in earnings (loss), including impairment of unconsolidated entities	(415)	-	-	-	(415)	(10,853)	-	10,853	-	-

Exclude gain (loss) on disposition of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Exclude impairment of unconsolidated real estate	-	-	-	-	-	-	-	-	-	-

Exclude depreciation and amortization of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Adjusted total income	(415)	-	-	-	(415)	(10,853)	-	17,071	-	6,218

Operating expenses	-	-	-	-	-	-	-	12,060	-	12,060
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	-	-	-	-	-	-	-	2,512	-	2,512
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	-	-	-	-	-	-	-	14,572	-	14,572

Net operating income	(415)	-	-	-	(415)	(10,853)	-	2,499	-	(8,354)

Interest expense	-	-	-	-	-	-	-	2,499	-	2,499

(Gain) loss on early extinguishment of debt	-	-	-	-	-	-	-	-	-	-

Noncontrolling interest in earnings before depreciation and amortization	-	-	-	-	-	-	-	-	-	-

Add: Pre-Tax EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Pre-Tax EBDT	(415)	-	-	-	(415)	(10,853)	-	-	-	(10,853)

Income tax expense (benefit)	183	-	-	-	183	(3,788)	-	-	-	(3,788)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(598)	$-	$-	$-	$(598)	$(7,065)	$-	$-	$-	$(7,065)

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(598)	$-	$-	$-	$(598)	$(7,065)	$-	$-	$-	$(7,065)

Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-

Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-

Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-

Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-

Preference payment	-	-	-	-	-	-	-	-	-	-

Gain (loss) on disposition of rental properties and partial interests in rental properties, net of tax	-	-	-	-	-	-	-	-	-	-

Gain (loss) on disposition of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-

Impairment of consolidated and unconsolidated real estate, net of tax	-	-	-	-	-	-	-	-	-	-

Impairment of unconsolidated real estate, net of tax	-	-	-	-	-	-	-	-	-	-

Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-
Impairment of consolidated and unconsolidated real estate, net of tax	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$(598)	$-	$-	$-	$(598)	$(7,065)	$-	$-	$-	$(7,065)

Preferred dividends	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc. common shareholders	$(598)	$-	$-	$-	$(598)	$(7,065)	$-	$-	$-	$(7,065)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) – Three Months Ended October 31, 2010 and 2009 (in thousands) (continued)

	Corporate Activities 2010					Corporate Activities 2009
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-

Adjusted revenues	-	-	-	-	-	-	-	-	-	-

Add interest and other income	163	-	-	-	163	208	-	-	-	208

Add equity in earnings (loss), including impairment of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Exclude gain (loss) on disposition of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Exclude impairment of unconsolidated real estate	-	-	-	-	-	-	-	-	-	-

Exclude depreciation and amortization of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Adjusted total income	163	-	-	-	163	208	-	-	-	208

Operating expenses	8,889	-	-	-	8,889	8,716	-	-	-	8,716
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	480	-	-	-	480	732	-	-	-	732
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	9,369	-	-	-	9,369	9,448	-	-	-	9,448

Net operating income	(9,206)	-	-	-	(9,206)	(9,240)	-	-	-	(9,240)

Interest expense	15,509	-	-	-	15,509	18,764	-	-	-	18,764

(Gain) loss on early extinguishment of debt	-	-	-	-	-	(4,683)	-	-	-	(4,683)

Noncontrolling interest in earnings before depreciation and amortization	-	-	-	-	-	-	-	-	-	-

Add: Pre-Tax EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Pre-Tax EBDT	(24,715)	-	-	-	(24,715)	(23,321)	-	-	-	(23,321)

Income tax expense (benefit)	(7,853)	-	-	-	(7,853)	(7,113)	-	-	-	(7,113)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(16,862)	$-	$-	$-	$(16,862)	$(16,208)	$-	$-	$-	$(16,208)

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(16,862)	$-	$-	$-	$(16,862)	$(16,208)	$-	$-	$-	$(16,208)

Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-

Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-

Deferred taxes - Real Estate Groups	(19,928)	-	-	-	(19,928)	4,971	-	-	-	4,971

Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-

Preference payment	-	-	-	-	-	-	-	-	-	-

Gain (loss) on disposition of rental properties and partial interests in rental properties, net of tax	-	-	-	-	-	-	-	-	-	-

Gain (loss) on disposition of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-

Impairment of consolidated and unconsolidated real estate, net of tax	-	-	-	-	-	-	-	-	-	-

Impairment of unconsolidated real estate, net of tax	-	-	-	-	-	-	-	-	-	-

Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-
Impairment of consolidated and unconsolidated real estate, net of tax	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$(36,790)	$-	$-	$-	$(36,790)	$(11,237)	$-	$-	$-	$(11,237)

Preferred dividends	(3,850)	-	-	-	(3,850)	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc. common shareholders	$(40,640)	$-	$-	$-	$(40,640)	$(11,237)	$-	$-	$-	$(11,237)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) – Three Months Ended October 31, 2010 and 2009 (in thousands) (continued)

	Total 2010					Total 2009
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$303,299	$17,788	$83,098	$311	$368,920	$304,156	$12,370	$68,384	$3,555	$363,725
Exclude straight-line rent adjustment	(4,084)	-	-	(10)	(4,094)	(4,762)	-	-	(12)	(4,774)

Adjusted revenues	299,215	17,788	83,098	301	364,826	299,394	12,370	68,384	3,543	358,951

Add interest and other income	11,920	992	525	-	11,453	5,522	200	7,805	-	13,127

Add equity in earnings (loss), including impairment of unconsolidated entities	668	14	(415)	-	239	(11,836)	(13)	12,422	-	599

Exclude gain (loss) on disposition of unconsolidated entities	(8,658)	-	8,658	-	-	(4,498)	-	4,498	-	-

Exclude impairment of unconsolidated real estate	21,564	-	(21,564)	-	-	13,200	-	(13,200)	-	-

Exclude depreciation and amortization of unconsolidated entities	13,871	-	(13,871)	-	-	10,240	-	(10,240)	-	-

Adjusted total income	338,580	18,794	56,431	301	376,518	312,022	12,557	69,669	3,543	372,677

Operating expenses	169,773	9,469	36,568	156	197,028	170,619	6,234	51,910	1,058	217,353
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	1,184	-	-	-	1,184	3,412	-	2,512	-	5,924
Exclude straight-line rent adjustment	(1,427)	-	-	-	(1,427)	(1,610)	-	-	-	(1,610)
Exclude preference payment	(585)	-	-	-	(585)	(585)	-	-	-	(585)

Adjusted operating expenses	168,945	9,469	36,568	156	196,200	171,836	6,234	54,422	1,058	221,082

Net operating income	169,635	9,325	19,863	145	180,318	140,186	6,323	15,247	2,485	151,595

Interest expense	78,403	4,990	19,838	52	93,303	87,727	4,027	17,121	633	101,454

(Gain) loss on early extinguishment of debt	(2,460)	(247)	25	-	(2,188)	(28,902)	-	(1,874)	-	(30,776)

Noncontrolling interest in earnings before depreciation and amortization	4,582	4,582	-	-	-	2,296	2,296	-	-	-

Add: Pre-Tax EBDT from discontinued operations	93	-	-	(93)	-	1,852	-	-	(1,852)	-

Pre-Tax EBDT	89,203	-	-	-	89,203	80,917	-	-	-	80,917

Income tax expense (benefit)	(1,496)	-	-	-	(1,496)	(4,695)	-	-	-	(4,695)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$90,699	$-	$-	$-	$90,699	$85,612	$-	$-	$-	$85,612

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$90,699	$-	$-	$-	$90,699	$85,612	$-	$-	$-	$85,612

Depreciation and amortization - Real Estate Groups	(72,900)	-	-	(20)	(72,920)	(70,536)	-	-	(748)	(71,284)

Amortization of mortgage procurement costs - Real Estate Groups	(4,027)	-	-	(2)	(4,029)	(3,862)	-	-	(26)	(3,888)

Deferred taxes - Real Estate Groups	(29,190)	-	-	(140)	(29,330)	(5,283)	-	-	(473)	(5,756)

Straight-line rent adjustment	2,657	-	-	10	2,667	3,152	-	-	12	3,164

Preference payment	(585)	-	-	-	(585)	(585)	-	-	-	(585)

Gain (loss) on disposition of rental properties and partial interests in rental properties, net of tax	(1,145)	-	5,299	(758)	3,396	-	-	2,753	-	2,753

Gain (loss) on disposition of unconsolidated entities, net of tax	5,299	-	(5,299)	-	-	2,753	-	(2,753)	-	-

Impairment of consolidated and unconsolidated real estate, net of tax	(23,488)	-	(13,201)	-	(36,689)	(336)	-	(8,080)	(5,984)	(14,400)

Impairment of unconsolidated real estate, net of tax	(13,201)	-	13,201	-	-	(8,080)	-	8,080	-	-

Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	(20)	-	-	20	-	(748)	-	-	748	-
Amortization of mortgage procurement costs - Real Estate Groups	(2)	-	-	2	-	(26)	-	-	26	-
Deferred taxes - Real Estate Groups	(140)	-	-	140	-	(473)	-	-	473	-
Straight-line rent adjustment	10	-	-	(10)	-	12	-	-	(12)	-
Gain on disposition of rental properties	(758)	-	-	758	-	-	-	-	-	-
Impairment of consolidated and unconsolidated real estate, net of tax	-	-	-	-	-	(5,984)	-	-	5,984	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$(46,791)	$-	$-	$-	$(46,791)	$(4,384)	$-	$-	$-	$(4,384)

Preferred dividends	(3,850)	-	-	-	(3,850)	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc. common shareholders	$(50,641)	$-	$-	$-	$(50,641)	$(4,384)	$-	$-	$-	$(4,384)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) – Nine Months Ended October 31, 2010 and 2009 (in thousands)

	Commercial Group 2010					Commercial Group 2009
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$714,446	$45,518	$117,890	$1,145	$787,963	$719,522	$32,960	$83,078	$2,046	$771,686
Exclude straight-line rent adjustment	(13,579)	-	-	(28)	(13,607)	(14,325)	-	-	(54)	(14,379)

Adjusted revenues	700,867	45,518	117,890	1,117	774,356	705,197	32,960	83,078	1,992	757,307

Add interest and other income	13,441	1,060	318	-	12,699	2,645	(43)	2,125	-	4,813

Add gain on disposition of partial interests in other investment - Nets	-	-	-	-	-	-	-	-	-	-

Add equity in earnings (loss), including impairment of unconsolidated entities	3,245	-	(3,245)	-	-	(3,863)	1	3,862	-	(2)

Exclude gain (loss) on disposition of unconsolidated entities	(5,613)	-	5,613	-	-	-	-	-	-	-

Exclude impairment of unconsolidated real estate	14,889	-	(14,889)	-	-	8,828	-	(8,828)	-	-

Exclude depreciation and amortization of unconsolidated entities	20,619	-	(20,619)	-	-	12,895	-	(12,895)	-	-

Adjusted total income	747,448	46,578	85,068	1,117	787,055	725,702	32,918	67,342	1,992	762,118

Operating expenses	352,301	24,453	52,441	611	380,900	342,523	15,341	44,860	1,021	373,063
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	1,355	-	-	-	1,355	4,876	-	-	-	4,876
Exclude straight-line rent adjustment	(4,090)	-	-	-	(4,090)	(4,857)	-	-	-	(4,857)
Exclude preference payment	(1,756)	-	-	-	(1,756)	(1,756)	-	-	-	(1,756)

Adjusted operating expenses	347,810	24,453	52,441	611	376,409	340,786	15,341	44,860	1,021	371,326

Net operating income	399,638	22,125	32,627	506	410,646	384,916	17,577	22,482	971	390,792

Interest expense	181,510	14,148	32,627	118	200,107	175,812	9,571	22,482	426	189,149

(Gain) loss on early extinguishment of debt	-	-	-	-	-	(24,219)	-	-	-	(24,219)

Noncontrolling interest in earnings before depreciation and amortization	7,977	7,977	-	-	-	8,006	8,006	-	-	-

Add: Pre-Tax EBDT from discontinued operations	388	-	-	(388)	-	545	-	-	(545)	-

Pre-Tax EBDT	210,539	-	-	-	210,539	225,862	-	-	-	225,862

Income tax expense (benefit)	4,398	-	-	-	4,398	8,088	-	-	-	8,088

Earnings before depreciation, amortization and deferred taxes (EBDT)	$206,141	$-	$-	$-	$206,141	$217,774	$-	$-	$-	$217,774

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$206,141	$-	$-	$-	$206,141	$217,774	$-	$-	$-	$217,774

Depreciation and amortization - Real Estate Groups	(155,955)	-	-	(134)	(156,089)	(157,265)	-	-	(525)	(157,790)

Amortization of mortgage procurement costs - Real Estate Groups	(8,615)	-	-	(26)	(8,641)	(9,286)	-	-	(41)	(9,327)

Deferred taxes - Real Estate Groups	(17,044)	-	-	(194)	(17,238)	(12,473)	-	-	(29)	(12,502)

Straight-line rent adjustment	9,489	-	-	28	9,517	9,468	-	-	54	9,522

Preference payment	(1,756)	-	-	-	(1,756)	(1,756)	-	-	-	(1,756)

Gain (loss) on disposition of rental properties and partial interests in rental properties, net of tax	106,118	-	3,436	(758)	108,796	-	-	-	2,784	2,784

Gain (loss) on disposition of unconsolidated entities, net of tax	3,436	-	(3,436)	-	-	-	-	-	-	-

Impairment of consolidated and unconsolidated real estate, net of tax	(50,944)	-	(9,115)	-	(60,059)	-	-	(5,404)	-	(5,404)

Impairment of unconsolidated real estate, net of tax	(9,115)	-	9,115	-	-	(5,404)	-	5,404	-	-

Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	(134)	-	-	134	-	(525)	-	-	525	-
Amortization of mortgage procurement costs - Real Estate Groups	(26)	-	-	26	-	(41)	-	-	41	-
Deferred taxes - Real Estate Groups	(194)	-	-	194	-	(29)	-	-	29	-
Straight-line rent adjustment	28	-	-	(28)	-	54	-	-	(54)	-
Gain on disposition of rental properties	(758)	-	-	758	-	2,784	-	-	(2,784)	-
Impairment of consolidated and unconsolidated real estate, net of tax	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$80,671	$-	$-	$-	$80,671	$43,301	$-	$-	$-	$43,301

Preferred dividends	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc. common shareholders	$80,671	$-	$-	$-	$80,671	$43,301	$-	$-	$-	$43,301

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) – Nine Months Ended October 31, 2010 and 2009 (in thousands) (continued)

	Residential Group 2010					Residential Group 2009
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$157,888	$2,701	$110,684	$2,506	$268,377	$194,014	$3,990	$140,264	$9,061	$339,349
Exclude straight-line rent adjustment	(731)	-	-	-	(731)	(31)	-	-	-	(31)

Adjusted revenues	157,157	2,701	110,684	2,506	267,646	193,983	3,990	140,264	9,061	339,318
Add interest and other income	14,243	400	834	4	14,681	12,842	59	489	-	13,272

Add gain on disposition of partial interests in other investment - Nets	-	-	-	-	-	-	-	-	-	-
Add equity in earnings (loss), including impairment of unconsolidated entities	16,532	(89)	(16,067)	-	554	(14,856)	(82)	15,055	-	281

Exclude gain (loss) on disposition of unconsolidated entities	(2,215)	-	2,215	-	-	(4,498)	-	4,498	-	-
Exclude impairment of unconsolidated real estate	-	-	-	-	-	24,303	-	(24,303)	-	-

Exclude depreciation and amortization of unconsolidated entities	17,787	-	(17,787)	-	-	19,608	-	(19,608)	-	-

Adjusted total income	203,504	3,012	79,879	2,510	282,881	231,382	3,967	116,395	9,061	352,871

Operating expenses	98,833	1,076	54,874	1,610	154,241	131,629	937	94,526	2,468	227,686
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	1,098	-	-	-	1,098	2,871	-	-	-	2,871
Exclude straight-line rent adjustment	4	-	-	-	4	-	-	-	-	-
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	99,935	1,076	54,874	1,610	155,343	134,500	937	94,526	2,468	230,557
Net operating income	103,569	1,936	25,005	900	127,538	96,882	3,030	21,869	6,593	122,314

Interest expense	17,318	646	24,980	118	41,770	21,104	1,038	21,693	2,200	43,959
(Gain) loss on early extinguishment of debt	(2,460)	(247)	25	-	(2,188)	403	-	176	-	579

Noncontrolling interest in earnings before depreciation and amortization	1,537	1,537	-	-	-	1,992	1,992	-	-	-
Add: Pre-Tax EBDT from discontinued operations	782	-	-	(782)	-	4,393	-	-	(4,393)	-

Pre-Tax EBDT	87,956	-	-	-	87,956	77,776	-	-	-	77,776
Income tax expense (benefit)	499	-	-	-	499	(4,341)	-	-	-	(4,341)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$87,457	$-	$-	$-	$87,457	$82,117	$-	$-	$-	$82,117

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$87,457	$-	$-	$-	$87,457	$82,117	$-	$-	$-	$82,117
Depreciation and amortization - Real Estate Groups	(55,736)	-	-	(636)	(56,372)	(57,893)	-	-	(2,478)	(60,371)

Amortization of mortgage procurement costs - Real Estate Groups	(1,859)	-	-	(13)	(1,872)	(1,928)	-	-	(68)	(1,996)
Deferred taxes - Real Estate Groups	(11,343)	-	-	(400)	(11,743)	(9,622)	-	-	(750)	(10,372)

Straight-line rent adjustment	735	-	-	-	735	31	-	-	-	31
Preference payment	-	-	-	-	-	-	-	-	-	-
Gain (loss) on disposition of rental properties and partial interests in rental properties, net of tax	18,083	-	1,356	1,099	20,538	-	-	2,753	-	2,753
Gain (loss) on disposition of unconsolidated entities, net of tax	1,356	-	(1,356)	-	-	2,753	-	(2,753)	-	-

Impairment of consolidated and unconsolidated real estate, net of tax	-	-	-	-	-	(897)	-	(14,877)	(5,984)	(21,758)
Impairment of unconsolidated real estate, net of tax	-	-	-	-	-	(14,877)	-	14,877	-	-

Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	(636)	-	-	636	-	(2,478)	-	-	2,478	-
Amortization of mortgage procurement costs - Real Estate Groups	(13)	-	-	13	-	(68)	-	-	68	-
Deferred taxes - Real Estate Groups	(400)	-	-	400	-	(750)	-	-	750	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	1,099	-	-	(1,099)	-	-	-	-	-	-
Impairment of consolidated and unconsolidated real estate, net of tax	-	-	-	-	-	(5,984)	-	-	5,984	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$38,743	$-	$-	$-	$38,743	$(9,596)	$-	$-	$-	$(9,596)

Preferred dividends	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc. common shareholders	$38,743	$-	$-	$-	$38,743	$(9,596)	$-	$-	$-	$(9,596)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) – Nine Months Ended October 31, 2010 and 2009 (in thousands) (continued)

	Land Development Group 2010					Land Development Group 2009
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$19,564	$1,193	$8,159	$-	$26,530	$13,491	$827	$8,778	$-	$21,442
Exclude straight-line rent adjustment	5	-	-	-	5	-	-	-	-	-

Adjusted revenues	19,569	1,193	8,159	-	26,535	13,491	827	8,778	-	21,442
Add interest and other income	6,946	564	96	-	6,478	7,456	527	37	-	6,966

Add gain on disposition of partial interests in other investment - Nets	-	-	-	-	-	-	-	-	-	-
Add equity in earnings (loss), including impairment of unconsolidated entities	(19,223)	-	20,531	-	1,308	3,420	-	(2,651)	-	769

Exclude gain (loss) on disposition of unconsolidated entities	-	-	-	-	-	-	-	-	-	-
Exclude impairment of unconsolidated real estate	21,856	-	(21,856)	-	-	1,532	-	(1,532)	-	-

Exclude depreciation and amortization of unconsolidated entities	182	-	(182)	-	-	198	-	(198)	-	-

Adjusted total income	29,330	1,757	6,748	-	34,321	26,097	1,354	4,434	-	29,177

Operating expenses	26,874	1,409	6,545	-	32,010	24,049	1,177	6,036	-	28,908
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	119	-	-	-	119	406	-	-	-	406
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	26,993	1,409	6,545	-	32,129	24,455	1,177	6,036	-	29,314
Net operating income	2,337	348	203	-	2,192	1,642	177	(1,602)	-	(137)

Interest expense	2,178	214	203	-	2,167	1,623	205	272	-	1,690
(Gain) loss on early extinguishment of debt	-	-	-	-	-	(9,466)	-	(1,874)	-	(11,340)

Noncontrolling interest in earnings before depreciation and amortization	134	134	-	-	-	(28)	(28)	-	-	-
Add: Pre-Tax EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Pre-Tax EBDT	25	-	-	-	25	9,513	-	-	-	9,513
Income tax expense (benefit)	(982)	-	-	-	(982)	1,695	-	-	-	1,695

Earnings before depreciation, amortization and deferred taxes (EBDT)	$1,007	$-	$-	$-	$1,007	$7,818	$-	$-	$-	$7,818

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$1,007	$-	$-	$-	$1,007	$7,818	$-	$-	$-	$7,818
Depreciation and amortization - Real Estate Groups	(202)	-	-	-	(202)	(275)	-	-	-	(275)

Amortization of mortgage procurement costs - Real Estate Groups	(211)	-	-	-	(211)	(410)	-	-	-	(410)
Deferred taxes - Real Estate Groups	(827)	-	-	-	(827)	(1,829)	-	-	-	(1,829)

Straight-line rent adjustment	(5)	-	-	-	(5)	-	-	-	-	-
Preference payment	-	-	-	-	-	-	-	-	-	-
Gain (loss) on disposition of rental properties and partial interests in rental properties, net of tax	-	-	-	-	-	-	-	-	-	-
Gain (loss) on disposition of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-

Impairment of consolidated and unconsolidated real estate, net of tax	(1,016)	-	(13,380)	-	(14,396)	(1,016)	-	(938)	-	(1,954)
Impairment of unconsolidated real estate, net of tax	(13,380)	-	13,380	-	-	(938)	-	938	-	-

Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-
Impairment of consolidated and unconsolidated real estate, net of tax	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$(14,634)	$-	$-	$-	$(14,634)	$3,350	$-	$-	$-	$3,350

Preferred dividends	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc. common shareholders	$(14,634)	$-	$-	$-	$(14,634)	$3,350	$-	$-	$-	$3,350

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) – Nine Months Ended October 31, 2010 and 2009 (in thousands) (continued)

	The Nets 2010					The Nets 2009
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-

Adjusted revenues	-	-	-	-	-	-	-	-	-	-

Add interest and other income	-	-	14,037	-	14,037	-	-	30,915	-	30,915

Add gain on disposition of partial interests in other investment - Nets	55,112	23,675		-	31,437	-	-	-	-	-

Add equity in earnings (loss), including impairment of unconsolidated entities	(18,006)	(6,243)	4,207	-	(7,556)	(29,841)	-	29,841	-	-

Exclude gain (loss) on disposition of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Exclude impairment of unconsolidated real estate	-	-	-	-	-	-	-	-	-	-

Exclude depreciation and amortization of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Adjusted total income	37,106	17,432	18,244	-	37,918	(29,841)	-	60,756	-	30,915

Operating expenses	-	-	16,151	-	16,151	-	-	42,558	-	42,558
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	-	-	947	-	947	-	-	12,750	-	12,750
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	-	-	17,098	-	17,098	-	-	55,308	-	55,308

Net operating income	37,106	17,432	1,146	-	20,820	(29,841)	-	5,448	-	(24,393)

Interest expense	-	-	1,146	-	1,146	-	-	5,448	-	5,448

(Gain) loss on early extinguishment of debt	-	-	-	-	-	-	-	-	-	-

Noncontrolling interest in earnings before depreciation and amortization	17,432	17,432	-	-	-	-	-	-	-	-

Add: Pre-Tax EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Pre-Tax EBDT	19,674	-	-	-	19,674	(29,841)	-	-	-	(29,841)

Income tax expense (benefit)	8,900	-	-	-	8,900	(10,222)	-	-	-	(10,222)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$10,774	$-	$-	$-	$10,774	$(19,619)	$-	$-	$-	$(19,619)

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$10,774	$-	$-	$-	$10,774	$(19,619)	$-	$-	$-	$(19,619)

Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-

Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-

Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-

Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-

Preference payment	-	-	-	-	-	-	-	-	-	-

Gain (loss) on disposition of rental properties and partial interests in rental properties, net of tax	-	-	-	-	-	-	-	-	-	-

Gain (loss) on disposition of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-

Impairment of consolidated and unconsolidated real estate, net of tax	-	-	-	-	-	-	-	-	-	-

Impairment of unconsolidated real estate, net of tax	-	-	-	-	-	-	-	-	-	-

Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-
Impairment of consolidated and unconsolidated real estate, net of tax	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$10,774	$-	$-	$-	$10,774	$(19,619)	$-	$-	$-	$(19,619)

Preferred dividends	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc. common shareholders	$10,774	$-	$-	$-	$10,774	$(19,619)	$-	$-	$-	$(19,619)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) – Nine Months Ended October 31, 2010 and 2009 (in thousands) (continued)

	Corporate Activities 2010					Corporate Activities 2009
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-

Adjusted revenues	-	-	-	-	-	-	-	-	-	-
Add interest and other income	337	-	-	-	337	981	-	-	-	981

Add gain on disposition of partial interests in other investment - Nets	-	-	-	-	-	-	-	-	-	-
Add equity in earnings (loss), including impairment of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Exclude gain (loss) on disposition of unconsolidated entities	-	-	-	-	-	-	-	-	-	-
Exclude impairment of unconsolidated real estate	-	-	-	-	-	-	-	-	-	-

Exclude depreciation and amortization of unconsolidated entities	-	-	-	-	-	-	-	-	-	-

Adjusted total income	337	-	-	-	337	981	-	-	-	981

Operating expenses	29,325	-	-	-	29,325	30,617	-	-	-	30,617
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	1,365	-	-	-	1,365	2,219	-	-	-	2,219
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	30,690	-	-	-	30,690	32,836	-	-	-	32,836
Net operating income	(30,353)	-	-	-	(30,353)	(31,855)	-	-	-	(31,855)

Interest expense	48,052	-	-	-	48,052	59,435	-	-	-	59,435
(Gain) loss on early extinguishment of debt	(8,193)	-	-	-	(8,193)	(4,683)	-	-	-	(4,683)

Noncontrolling interest in earnings before depreciation and amortization	-	-	-	-	-	-	-	-	-	-
Add: Pre-Tax EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Pre-Tax EBDT	(70,212)	-	-	-	(70,212)	(86,607)	-	-	-	(86,607)
Income tax expense (benefit)	(31,559)	-	-	-	(31,559)	(21,216)	-	-	-	(21,216)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(38,653)	$-	$-	$-	$(38,653)	$(65,391)	$-	$-	$-	$(65,391)

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(38,653)	$-	$-	$-	$(38,653)	$(65,391)	$-	$-	$-	$(65,391)
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-

Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	(16,408)	-	-	-	(16,408)	11,103	-	-	-	11,103

Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Preference payment	-	-	-	-	-	-	-	-	-	-

Gain (loss) on disposition of rental properties and partial interests in rental properties, net of tax	-	-	-	-	-	-	-	-	-	-
Gain (loss) on disposition of unconsolidated entities, net of tax	-	-	-	-	-	-	-	-	-	-

Impairment of consolidated and unconsolidated real estate, net of tax	-	-	-	-	-	-	-	-	-	-
Impairment of unconsolidated real estate, net of tax	-	-	-	-	-	-	-	-	-	-

Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-
Impairment of consolidated and unconsolidated real estate, net of tax	-	-	-	-	-	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$(55,061)	$-	$-	$-	$(55,061)	$(54,288)	$-	$-	$-	$(54,288)

Preferred dividends	(7,957)	-	-	-	(7,957)	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc. common shareholders	$(63,018)	$-	$-	$-	$(63,018)	$(54,288)	$-	$-	$-	$(54,288)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) – Nine Months Ended October 31, 2010 and 2009 (in thousands) (continued)

	Total 2010					Total 2009
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation	Consolidation	Noncontrolling	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$891,898	$49,412	$236,733	$3,651	$1,082,870	$927,027	$37,777	$232,120	$11,107	$1,132,477
Exclude straight-line rent adjustment	(14,305)	-	-	(28)	(14,333)	(14,356)	-	-	(54)	(14,410)

Adjusted revenues	877,593	49,412	236,733	3,623	1,068,537	912,671	37,777	232,120	11,053	1,118,067
Add interest and other income	34,967	2,024	15,285	4	48,232	23,924	543	33,566	-	56,947

Add gain on disposition of partial interests in other investment - Nets	55,112	23,675	-	-	31,437	-	-	-	-	-
Add equity in earnings (loss), including impairment of unconsolidated entities	(17,452)	(6,332)	5,426	-	(5,694)	(45,140)	(81)	46,107	-	1,048

Exclude gain (loss) on disposition of unconsolidated entities	(7,828)	-	7,828	-	-	(4,498)	-	4,498	-	-
Exclude impairment of unconsolidated real estate	36,745	-	(36,745)	-	-	34,663	-	(34,663)	-	-

Exclude depreciation and amortization of unconsolidated entities	38,588	-	(38,588)	-	-	32,701	-	(32,701)	-	-

Adjusted total income	1,017,725	68,779	189,939	3,627	1,142,512	954,321	38,239	248,927	11,053	1,176,062

Operating expenses	507,333	26,938	130,011	2,221	612,627	528,818	17,455	187,980	3,489	702,832
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	3,937	-	947	-	4,884	10,372	-	12,750	-	23,122
Exclude straight-line rent adjustment	(4,086)	-	-	-	(4,086)	(4,857)	-	-	-	(4,857)
Exclude preference payment	(1,756)	-	-	-	(1,756)	(1,756)	-	-	-	(1,756)

Adjusted operating expenses	505,428	26,938	130,958	2,221	611,669	532,577	17,455	200,730	3,489	719,341
Net operating income	512,297	41,841	58,981	1,406	530,843	421,744	20,784	48,197	7,564	456,721

Interest expense	249,058	15,008	58,956	236	293,242	257,974	10,814	49,895	2,626	299,681
(Gain) loss on early extinguishment of debt	(10,653)	(247)	25	-	(10,381)	(37,965)	-	(1,698)	-	(39,663)

Noncontrolling interest in earnings before depreciation and amortization	27,080	27,080	-	-	-	9,970	9,970	-	-	-
Add: Pre-Tax EBDT from discontinued operations	1,170	-	-	(1,170)	-	4,938	-	-	(4,938)	-

Pre-Tax EBDT	247,982	-	-	-	247,982	196,703	-	-	-	196,703
Income tax expense (benefit)	(18,744)	-	-	-	(18,744)	(25,996)	-	-	-	(25,996)

Earnings before depreciation, amortization and deferred taxes (EBDT)	$266,726	$-	$-	$-	$266,726	$222,699	$-	$-	$-	$222,699

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$266,726	$-	$-	$-	$266,726	$222,699	$-	$-	$-	$222,699
Depreciation and amortization - Real Estate Groups	(211,893)	-	-	(770)	(212,663)	(215,433)	-	-	(3,003)	(218,436)

Amortization of mortgage procurement costs - Real Estate Groups	(10,685)	-	-	(39)	(10,724)	(11,624)	-	-	(109)	(11,733)
Deferred taxes - Real Estate Groups	(45,622)	-	-	(594)	(46,216)	(12,821)	-	-	(779)	(13,600)

Straight-line rent adjustment	10,219	-	-	28	10,247	9,499	-	-	54	9,553
Preference payment	(1,756)	-	-	-	(1,756)	(1,756)	-	-	-	(1,756)

Gain (loss) on disposition of rental properties and partial interests in rental properties, net of tax	124,201	-	4,792	341	129,334	-	-	2,753	2,784	5,537
Gain (loss) on disposition of unconsolidated entities, net of tax	4,792	-	(4,792)	-	-	2,753	-	(2,753)	-	-

Impairment of consolidated and unconsolidated real estate, net of tax	(51,960)	-	(22,495)	-	(74,455)	(1,913)	-	(21,219)	(5,984)	(29,116)
Impairment of unconsolidated real estate, net of tax	(22,495)	-	22,495	-	-	(21,219)	-	21,219	-	-

Discontinued operations, net of tax:
Depreciation and amortization - Real Estate Groups	(770)	-	-	770	-	(3,003)	-	-	3,003	-
Amortization of mortgage procurement costs - Real Estate Groups	(39)	-	-	39	-	(109)	-	-	109	-
Deferred taxes - Real Estate Groups	(594)	-	-	594	-	(779)	-	-	779	-
Straight-line rent adjustment	28	-	-	(28)	-	54	-	-	(54)	-
Gain on disposition of rental properties	341	-	-	(341)	-	2,784	-	-	(2,784)	-
Impairment of consolidated and unconsolidated real estate, net of tax	-	-	-	-	-	(5,984)	-	-	5,984	-

Net earnings (loss) attributable to Forest City Enterprises, Inc.	$60,493	$-	$-	$-	$60,493	$(36,852)	$-	$-	$-	$(36,852)

Preferred dividends	(7,957)	-	-	-	(7,957)	-	-	-	-	-

Net earnings (loss) attributable to Forest City Enterprises, Inc. common shareholders	$52,536	$-	$-	$-	$52,536	$(36,852)	$-	$-	$-	$(36,852)